IMPORTANT INFORMATION REGARDING YOUR INVESTMENT
CALVERT VARIABLE PRODUCTS, INC.
4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
800-368-2745
ON BEHALF OF THE
CALVERT VP SRI LARGE CAP CORE PORTFOLIO
AND
CALVERT VP NATURAL RESOURCES PORTFOLIO
July 22, 2016
Dear Policy Owner:
I am writing to inform you of the upcoming joint special meeting of shareholders (the “Meeting”) of Calvert VP SRI Large Cap Core Portfolio and Calvert VP Natural Resources Portfolio, each a series of Calvert Variable Products, Inc. (“CVP”), to be held on September 9, 2016 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.
As an owner of a variable annuity or variable life insurance policy issued by an insurance company, you have the right to instruct your insurance company how to vote the shares of each Merging Portfolio (as defined below) it holds under your policy with respect to the proposals described below.
The CVP Board of Directors (the “Board”) recommends that the Calvert VP SRI Large Cap Core Portfolio and the Calvert VP Natural Resources Portfolio be combined with the respective Acquiring Portfolio, each a separate series of CVP, identified in the chart below (each a “Reorganization”). The Reorganization of the Calvert VP SRI Large Cap Core Portfolio will qualify as a tax-free reorganization. The Reorganization of the Calvert VP Natural Resources Portfolio will not qualify as a tax-free reorganization, but shareholders of Calvert VP Natural Resources Portfolio and Calvert VP Russell 2000 Small Cap Index Portfolio are not expected to incur taxes as a result of the transaction.

Merging Portfolio	Acquiring Portfolio
Calvert VP SRI Large Cap Core Portfolio	Calvert VP S&P 500 Index Portfolio
Calvert VP Natural Resources Portfolio	Calvert VP Russell 2000 Small Cap Index Portfolio

You are being asked to vote on a proposal to exchange the assets of your Merging Portfolio for shares of equal value of the respective Acquiring Portfolio. If the Agreement and Plan of Reorganization applicable to your Merging Portfolio is approved by policy owners, and your policy remains invested in that Merging Portfolio through the closing of the Reorganization, your policy will be invested in shares of the Acquiring Portfolio listed next to that Merging Portfolio in the chart above. Details of the Reorganization applicable to your Merging Portfolio, the voting process and the joint special meeting are set forth in the enclosed Prospectus/Proxy Statement. The Prospectus/Proxy Statement also compares the strategies, expenses and performance of each Merging Portfolio with those of the respective Acquiring Portfolio.
The Board and I believe the Reorganizations offer you the opportunity to pursue your investment goals in a larger fund with a comparable performance history that may benefit from economies of scale over the long-term. After careful consideration, the Board has unanimously approved the Reorganizations and believes the Reorganizations are in the best interests of Calvert VP SRI Large Cap Core Portfolio and the Calvert VP Natural Resources Portfolio and you, as an owner of a policy invested in one or more of these portfolios. The Board recommends that you vote FOR these proposals.
Regardless of whether you plan to attend the Meeting in person, PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE so that you will be represented at the Meeting. Your internet or telephone vote or your properly executed proxy card must be received by 9:00 a.m., Eastern Time, on September 9, 2016. If you vote by internet or telephone or return a proxy card you may still attend the Meeting in person and you may change your vote by submitting a revised proxy card. However, attendance in person at the Meeting by itself will not automatically revoke your vote.
I appreciate the time you will take to review these important matters. If we may be of any assistance, please call us at 800-368-2745. Our hearing-impaired shareholders may call 800-541-1524 for a TDD connection.
Sincerely,
John H. Streur
Chairperson
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF THE CALVERT VP SRI LARGE CAP CORE PORTFOLIO OR CALVERT VP NATURAL RESOURCES PORTFOLIO ARE ATTRIBUTABLE TO YOUR POLICY. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, PLEASE VOTE PROMPTLY.

CALVERT VARIABLE PRODUCTS, INC.
4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
800-368-2745
ON BEHALF OF THE
CALVERT VP SRI LARGE CAP CORE PORTFOLIO
AND
CALVERT VP NATURAL RESOURCES PORTFOLIO
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
To be held on September 9, 2016
To the Policy Owners:
NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders of the Calvert VP SRI Large Cap Core Portfolio and Calvert VP Natural Resources Portfolio, each a series of Calvert Variable Products, Inc., will be held on Friday, September 9, 2016 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, as may be adjourned from time to time (the “Meeting”), for the purposes listed below:
For Shareholders of the Calvert VP SRI Large Cap Core Portfolio

1.
To approve a proposed Agreement and Plan of Reorganization (the “Reorganization Plan”), providing for the transfer of all of the assets of the Calvert VP SRI Large Cap Core Portfolio to the Calvert VP S&P 500 Index Portfolio, each a series of Calvert Variable Products, Inc., in exchange for shares of the Calvert VP S&P 500 Index Portfolio and the assumption by Calvert VP S&P 500 Index Portfolio of the liabilities of Calvert VP SRI Large Cap Core Portfolio. The Reorganization Plan also provides for distribution of these Calvert VP S&P 500 Index Portfolio shares to the holders of Calvert VP SRI Large Cap Core Portfolio shares in liquidation and subsequent termination of the Calvert VP SRI Large Cap Core Portfolio.

For Shareholders of the Calvert VP Natural Resources Portfolio

2.
To approve a proposed Agreement and Plan of Reorganization (the “Reorganization Plan”), providing for the transfer of all of the assets of the Calvert VP Natural Resources Portfolio to the Calvert VP Russell 2000 Small Cap Index Portfolio, each a series of Calvert Variable Products, Inc., in exchange for Class I shares of the Calvert VP Russell 2000 Small Cap Index Portfolio and the assumption by Calvert VP Russell 2000 Small Cap Index Portfolio of the liabilities of Calvert VP Natural Resources Portfolio. The Reorganization Plan also provides for distribution of these Calvert VP Russell 2000 Small Cap Index Portfolio shares to the holders of Calvert VP Natural Resources Portfolio shares in liquidation and subsequent termination of the Calvert VP Natural Resources Portfolio.

3.	To consider and act upon any other business that may properly come before the Meeting.
The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The Board of Directors has fixed the close of business on June 30, 2016 as the record date for determining shareholders of each Merging Portfolio entitled to notice of and to vote at the Meeting.
July 22, 2016
By Order of the Board of Directors,
Andrew K. Niebler, Esq.
Secretary & Vice President

– i –

PROSPECTUS/PROXY STATEMENT

Dated July 22, 2016

Acquisition of the Assets and Assumption of the Liabilities of the		By and in Exchange for Shares of the

CALVERT VP SRI LARGE CAP CORE PORTFOLIO	è	CALVERT VP S&P 500 INDEX PORTFOLIO

CALVERT VP NATURAL RESOURCES PORTFOLIO	è	CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO (Class I)

(Each a series of Calvert Variable Products, Inc., 4550 Montgomery Avenue, Suite 1000N Bethesda, Maryland 20814 800-368-2745)
INTRODUCTION
This Prospectus/Proxy Statement is being furnished in connection with the solicitation of voting instructions (proxies) by the Board of Directors of Calvert Variable Products, Inc. for use at a Joint Special Meeting of Shareholders of the Calvert VP SRI Large Cap Core Portfolio (“Calvert Large Cap”) and the Calvert VP Natural Resources Portfolio (“Calvert Natural Resources”), to be held on Friday, September 9, 2016 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, as may be adjourned from time to time (the “Meeting”).
The CVP Board (as defined below) is soliciting proxies from shareholders of:

(i)
Calvert Large Cap, a series of Calvert Variable Products, Inc., in connection with the proposed transfer of all of its assets to Calvert VP S&P 500 Index Portfolio, a series of Calvert Variable Products, Inc. (“Calvert S&P 500 Index”), in exchange for shares of Calvert S&P 500 Index and the assumption by Calvert S&P 500 Index of the liabilities of Calvert Large Cap (the “Large Cap Reorganization”); and

(ii)
Calvert Natural Resources, a series of Calvert Variable Products, Inc., in connection with the proposed transfer of all of its assets to Calvert VP Russell 2000 Small Cap Index Portfolio, a series of Calvert Variable Products, Inc. (“Calvert Russell 2000 Index”), in exchange for Class I shares of Calvert Russell 2000 Index and the assumption by Calvert Russell 2000 Index of the liabilities of Calvert Natural Resources (the “Natural Resources Reorganization”).

The following chart provides an overview of the proposed Reorganizations:

Merging Portfolio	Acquiring Portfolio
Calvert VP SRI Large Cap Core Portfolio	Calvert VP S&P 500 Index Portfolio
Calvert VP Natural Resources Portfolio	Calvert VP Russell 2000 Small Cap Index Portfolio
Please take note of the following terms that are used throughout this Prospectus/Proxy Statement:

•	Calvert Large Cap and Calvert Natural Resources are sometimes referred to herein collectively as the “Merging Portfolios” and each as a “Merging Portfolio”;

•	Calvert S&P 500 Index and Calvert Russell 2000 Index are sometimes referred to herein collectively as the “Acquiring Portfolios”, and each as an “Acquiring Portfolio”;

– ii –

•	The Merging Portfolios and the Acquiring Portfolios are sometimes referred to herein collectively as the “Portfolios”, and each as a “Portfolio”;

•	The Large Cap Reorganization and the Natural Resources Reorganization are referred to herein collectively as the “Reorganizations”, and each as a “Reorganization”;

•	Calvert Variable Products, Inc. is sometimes referred to herein as “CVP” or the “Fund”; and

•	The Board of Directors of CVP is referred to as the “Board”.
As an owner of a variable annuity or variable life insurance policy (a “Policy” and, collectively, the “Policies”) issued by an insurance company (“Insurance Company” and, collectively, the “Insurance Companies”), you have the right at the Meeting to instruct your Insurance Company how to vote the shares of each Merging Portfolio attributable to your Policy with respect to the applicable Reorganization, as described more fully below and in the accompanying Notice of Joint Special Meeting of Shareholders. Although the Insurance Companies are the legal owners of the shares of each Merging Portfolio and you are not directly a shareholder of any Merging Portfolio, you have this right because some or all of your Policy value is invested in stock of one or more of the Merging Portfolios, as provided by your Policy.
For simplicity, in this Prospectus/Proxy Statement:

•
“Record Holder” of the stock of a Merging Portfolio refers to each Insurance Company which holds that Merging Portfolio’s shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

•	“shares” refers generally to your shares of beneficial interest in the applicable Merging Portfolio; and

•	“shareholder” or “Policy Owner” refers to you.
The persons named as proxies in each proxy card will vote the shares of the applicable Merging Portfolio proportionately in accordance with the instructions received from those Policy Owners who respond with their voting instructions as to that Merging Portfolio.
Following each transfer of Merging Portfolio assets, if previously approved by the applicable Merging Portfolio shareholders, shares of the respective Acquiring Portfolio will be distributed to the Record Holders of the applicable Merging Portfolio in liquidation of that Merging Portfolio. As a result of the proposed transaction, each Record Holder of a Merging Portfolio will receive shares of the respective Acquiring Portfolio at a total net asset value equal to the value of the Record Holder’s shares of that Merging Portfolio computed on the business day immediately prior to the Reorganization, and that Merging Portfolio will subsequently be dissolved and terminated as a series of CVP. The value of your Policy investment held in a Merging Portfolio will be the same as the value of your investment held in the respective Acquiring Portfolio immediately after the Reorganization. Any Policy Owner who does not want to receive shares of an Acquiring Portfolio may exchange shares of the applicable Merging Portfolio for shares of another portfolio that is an available investment option under that Policy Owner’s Policy. Any such Policy Owner should consult the exchange procedures set forth in that Policy in order to ensure that the desired exchange is effected prior to the Valuation Date, which is the business day immediately preceding the Closing Date.
This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about an Acquiring Portfolio that a prospective investor should know before voting on the respective proposed Reorganization. Each Reorganization will occur only if “a majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the applicable Merging Portfolio are voted in favor of that Reorganization. Neither Reorganization is contingent on the other Reorganization being approved by shareholders.
Additional information concerning each Portfolio and the Reorganizations is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

•
Statement of Additional Information of Calvert S&P 500 Index and Calvert Russell 2000 Index dated July 22, 2016, which relates to this Prospectus/Proxy Statement and the Reorganizations (the “Reorganization SAI”);

•	Prospectus of CVP relating to Calvert Large Cap dated May 1, 2016 (see Filing Type 485BPOS filed on April 28, 2016);

•	Prospectus of CVP relating to Calvert Natural Resources, Calvert S&P 500 Index and Calvert Russell 2000 Index dated May 1, 2016 (see Filing Type 485BPOS filed on April 28, 2016);

– iii –

•
Statement of Additional Information of CVP relating to Calvert Large Cap, Calvert Natural Resources, Calvert S&P 500 Index and Calvert Russell 2000 Index, dated May 1, 2016 (the “CVP SAI”) (see Filing Type 485BPOS filed on April 28, 2016); and

•
Each Annual Report to Shareholders of CVP relating to Calvert Large Cap, Calvert Natural Resources, Calvert S&P 500 Index and Calvert Russell 2000 Index for the fiscal year ended December 31, 2015 (see Filing Type N-CSR filed on March 7, 2016).

Copies of any of the above documents are available upon request and without charge by writing to Calvert Investment Distributors, Inc., Suite 1000N, Bethesda, Maryland 20814, or calling 800-368-2745 toll-free, and specifying the document(s) you are requesting.
Copies of any of these documents may also be obtained without charge on the EDGAR database on the SEC’s internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec .gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.
Information relating to Calvert Large Cap Core and Calvert Natural Resources contained in the applicable Prospectus of CVP dated May 1, 2016 (SEC File No. 811-04000), is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.)
Information relating to Calvert S&P 500 Index and Calvert Russell 2000 Index contained in the applicable Prospectus of CVP dated May 1, 2016 (SEC File No. 811-04000) is also incorporated by reference in this document.
The Reorganization SAI of Calvert S&P 500 Index and Calvert Russell 2000 Index dated July 22, 2016, relating to this Prospectus/Proxy Statement and each Reorganization, which includes (i) the financial statements of CVP relating to Calvert S&P 500 Index and Calvert Russell 2000 Index for the fiscal year ended December 31, 2015, (ii) the financial statements of CVP relating to Calvert Large Cap and Calvert Natural Resources for the fiscal year ended December 31, 2015, and (iii) pro forma financial information of CVP relating to Calvert S&P 500 Index and Calvert Russell 2000 Index, assuming that each applicable Reorganization is approved by shareholders, is incorporated by reference in its entirety in this document.
The approximate date on which this Prospectus/Proxy Statement, the Joint Notice of Special Meeting of Shareholders, and Form of Proxy are first being mailed to shareholders is on or about July 25, 2016.
These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The shares offered by this Prospectus/Proxy Statement are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in Calvert S&P 500 Index or Calvert Russell 2000 Index through a Policy involves investment risk, including possible loss of the purchase payment of your original investment.

– iv –

TABLE OF CONTENTS

Synopsis	1
Reasons for the Reorganizations	1
Reorganization Plan	2
Tax Consequences	2
Overview of Portfolios Subject to Transaction	3
Investment Objectives and Principal Investment Strategies	3
Fundamental Investment Restrictions	7
Principal Risks	8
Distribution, Purchase, Exchange and Redemption of Portfolio Shares	10
Expense Comparison	10
Performance	13
Portfolio Management	16
Reasons for the Reorganizations	18
Information about Each Reorganization	19
Shareholder Information for the Acquiring Fund	24
Information on Shareholders Rights	28
General Information about the Portfolios	29
Financial Statements	30
Voting Information	30
Shareholder Proposals	33
Other Business	34
Exhibit A – Agreement and Plan of Reorganization for Calvert Large Cap	35
Exhibit B – Agreement and Plan of Reorganization for Calvert Natural Resources	46

SYNOPSIS
This section summarizes the primary features and consequences of each Reorganization. It may not contain all of the information that is important to you. To understand the Reorganizations, you should read this entire Prospectus/Proxy Statement and the Exhibits.
This Synopsis is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the respective Prospectuses and Statements of Additional Information relating to the Funds, and each Agreement and Plan of Reorganization (each, a “Reorganization Plan”), which is attached to this Prospectus/Proxy Statement as Exhibit A and Exhibit B.
Reasons for the Reorganizations. The Board believes that each proposed Reorganization would be in the best interest of the shareholders of the applicable Merging Portfolio. In reaching this decision, the Board considered the terms and conditions of each Reorganization Plan and the following factors, among others:
1. The relatively small size of each Merging Portfolio and the likelihood that it will not increase substantially in size in the foreseeable future;
2. The fact that neither Merging Portfolio is included as an available investment option in the asset allocation models that are available to investors who purchase variable annuity products from Ameritas Life Insurance Corp., which is the only distribution channel for the Merging Portfolios;
3. Following each Reorganization, the shareholders of each Merging Portfolio will remain invested in an open-end portfolio with a substantially larger asset base;
4. With respect to each Reorganization, the Pro Forma Combined Portfolio (as shown in the section entitled “Expense Comparison”) has a lower expense ratio than the current expense ratio of the Merging Portfolio;
5. The likelihood that shareholders of each Merging Portfolio, as part of a larger portfolio, may benefit over time from further reductions in overall operating expenses per share on a pro forma basis as a result of certain economies of scale expected after the Reorganizations;
6. With respect to the Large Cap Reorganization, the investment objective, principal investment policies and principal risks of Calvert Large Cap and Calvert S&P 500 Index are similar;
7. With respect to the Large Cap Reorganization, Calvert Large Cap and Calvert S&P 500 Index are situated in the same Morningstar style box;
8. With respect to each Reorganization, the performance history of the Acquiring Portfolio is comparable to the performance of the related Merging Portfolio for the standardized reporting periods ended March 30, 2016;
9. With respect to each Reorganization, both the Merging Portfolio and the Acquiring Portfolio are managed by the same investment advisor;
10. With respect to the Natural Resources Reorganization, Calvert Natural Resources and Calvert Russell 2000 Index are managed by the same subadvisor;
11. With respect to the Large Cap Reorganization, the anticipated tax-free nature of the exchanges contemplated by the Reorganization for federal income tax purposes;
12. With respect to the Natural Resources Reorganization, the expectation that the Reorganization will be a taxable transaction but that shareholders of Calvert Natural Resources and Calvert Russell 2000 Index will not incur any taxes as a result of the transaction because the stock of each Portfolio is held in separate accounts that are allocated to variable insurance products;
13. Shareholders of each Merging Portfolio will not experience any dilution in the value of their investment as a result of the applicable Reorganization; and
14. The expenses that will be incurred by shareholders and by the Merging Portfolios in connection with the applicable Reorganization and the fact that the expenses related to the Natural Resources Reorganization (other than those related to the repositioning of the Calvert Natural Resources portfolio) will ultimately be borne by the Advisor because Calvert Natural Resources is subject to a contractual limitation and the expense ratio is higher than the applicable expense limitation.
For the reasons described in this Prospectus/Proxy Statement, the Board and the Directors on the Board who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), concluded that the Reorganization of each Merging Portfolio into the applicable Acquiring Portfolio would be in the best interest of the shareholders of the Merging Portfolio and that the interests of the existing shareholders of each Merging Portfolio will not be diluted as a result of the applicable Reorganization. Accordingly, the Board and the Independent Directors, in separate votes, approved each Reorganization and they recommend shareholder approval of each Reorganization. Subject to shareholder approval, the Reorganizations are expected to be completed on or about September 23, 2016.
The Board and the Independent Directors also approved each Reorganization on behalf of the related Acquiring Portfolio. The Directors considered, among other things, the terms and conditions of each Reorganization Plan, the opportunity to add assets to each Acquiring Portfolio, their expectation that the Large Cap Reorganization will constitute a tax-free reorganization, their expectation that the Natural Resources Reorganization will not result in any tax liability for the shareholders of Calvert Natural Resources or Calvert Russell 2000 Index, and that the interests of shareholders would not be diluted as a result of the Reorganizations. Thus, the Board and the Independent Directors concluded that each Reorganization would be in the best interest of the shareholders of the related Acquiring Portfolio and approved each Reorganization. The votes of the shareholders of each Acquiring Portfolio are not being solicited in connection with the applicable Reorganization because their approval or consent is not required.
Reorganization Plan. The Board has authorized CVP to enter into an Agreement and Plan of Reorganization with respect to each Reorganization that provides for the following:

•
The transfer of all the assets of each Merging Portfolio to the applicable Acquiring Portfolio in exchange for shares of that Acquiring Portfolio and the assumption by that Acquiring Portfolio of the liabilities of the applicable Merging Fund;

•
Following each transfer, those Acquiring Portfolio shares will be distributed to the Record Holders of the related Merging Portfolio in liquidation of that Merging Portfolio, and each Merging Portfolio will be dissolved; and

•
As a result of the proposed transactions, each Record Holder of a Merging Portfolio will receive shares of the applicable Acquiring Portfolio at a total net asset value equal to the value of the Record Holder’s shares of that Merging Portfolio computed on the business day immediately prior to the Reorganization.

The total value of your Policy interest in each Merging Portfolio will be the same as the total value of your Policy interest in the related Acquiring Portfolio immediately after the applicable Reorganization.
The material terms of each Reorganization Plan are described in more detail in “Information About Each Reorganization” below.
Tax Consequences. Pursuant to the Large Cap Reorganization Plan, as a condition to closing the Large Cap Reorganization described therein, the Large Cap Portfolio shall have received an opinion of counsel that for federal income tax purposes no gain or loss will be recognized by it or its Record Holders as a result of the Reorganization. In each case, the tax basis of the Calvert S&P 500 Index shares received by a Record Holder will be the same as the tax basis of the Record Holder’s Calvert Large Cap shares. In addition, in each case, the tax basis of the assets of Calvert Large Cap in the hands of Calvert S&P 500 Index as a result of the Reorganization will be the same as the tax basis of such assets in the hands of Calvert Large Cap prior to the Reorganization.
The Natural Resources Reorganization will not qualify as a tax-free reorganization because Calvert Russell 2000 Index has never owned and does not intend to own exchange-traded funds and exchange-traded notes that provide exposure to natural resources and commodities. The transaction will therefore be treated as a taxable sale by Calvert Natural Resources of all of its assets for their fair market value. However, assuming each shareholder’s policy is treated as a variable annuity or variable life insurance policy for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. See “Information About Each Reorganization – Federal Income Tax Consequences” below.

If the Reorganizations take place, each Acquiring Portfolio will be constrained in the extent to which it can use the capital loss carryforwards of the respective Merging Portfolio. See “Information About Each Reorganization – Effect of the Reorganizations on Capital Loss Carryforwards” below.
Overview of Portfolios Subject to Transaction. Each Merging Portfolio is a series of CVP, an open-end management investment company organized as a Maryland corporation and registered under the 1940 Act. Calvert Large Cap is diversified and Calvert Natural Resources is non-diversified. Each Acquiring Portfolio is a diversified series of CVP.
Each Portfolio offers one class of shares except for Calvert Russell 2000 Index, which offers Class I shares and Class F shares.
Currently, CIM serves as the investment advisor for the Portfolios. The Portfolios are managed or subadvised as shown in the following chart:

Merging Portfolio	Merging Portfolio Advisor or Subadvisor	Acquiring Portfolio	Acquiring Portfolio Subadvisor
Calvert Large Cap	Calvert Investment Management, Inc.	Calvert S&P 500 Index	Ameritas Investment Partners, Inc.
Calvert Natural Resources	Ameritas Investment Partners, Inc.	Calvert Russell 2000 Index	Ameritas Investment Partners, Inc.
As of May 31, 2016, the net assets of each Portfolio were as follows:

Merging Portfolio	Net Assets	Acquiring Portfolio	Net Assets
Large Cap Core	$77,994,033	Calvert S&P 500 Index	$364,821,058
Calvert Natural Resources	$41,318,800	Calvert Russell 2000 Index	$140,554,101
Investment Objectives and Principal Investment Strategies. Each Portfolio has an investment objective and certain principal investment strategies that are employed by the Portfolio’s portfolio managers. For a more detailed description of the investment techniques used by a Portfolio, see the applicable Portfolio’s Prospectus and the CVP SAI.

Calvert Large Cap è Calvert S&P 500 Index
Investment Objectives. Each Portfolio seeks to achieve its investment objective by investing in large-capitalization companies. The investment objective of each Portfolio may be changed by the Board without shareholder approval. The following chart sets forth the specific investment objective of each Portfolio.

INVESTMENT OBJECTIVE
(Merging Portfolio)	(Acquiring Portfolio)
Calvert Large Cap	Calvert S&P 500 Index
The Portfolio seeks to provide a total return which exceeds the total return of the Russell 1000 Index over a market cycle.	The Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.
Principal Investment Strategies. Calvert Large Cap is an actively managed fund that seeks to select stocks that will outperform the Russell 1000 Index, while Calvert S&P 500 Index is a passively managed index fund that seeks to substantially replicate the total return of the S&P 500 Index. Calvert Large Cap invests at least 80% of its net assets in equity securities (common stock) of large capitalization companies. Calvert Large Cap may also invest in mid-cap stocks and small-cap stocks and may invest up to 25% of its net assets in foreign stocks. Calvert S&P 500 Index invests at least 80% of its assets in investments with economic characteristics similar to large cap stocks as represented in the S&P 500 Index, which may include other investment companies, and index futures and options. The material differences between the principal investment strategies of Calvert Large Cap and Calvert S&P 500 Index are as follows:

(i)
Active versus Passive Management. Calvert Large Cap is an actively managed portfolio. The Advisor seeks to invest in companies that meet the Portfolio’s investment criteria, including financial, sustainability and social responsibility investment factors. The Advisor seeks to add value by using its fundamental, quantitative, and macro-economic research and analyses while integrating its proprietary views on material, environmental, social and governance (“ESG”) information as part of its risk and opportunity assessment. The Portfolio construction process seeks to maximize the benefit of these insights while managing the

Portfolio’s risk profile relative to its benchmark, the Russell 1000 Index, and minimizing transaction costs. The Portfolio may sell a security when it no longer appears attractive under this process.
Calvert S&P 500 Index is a passively managed portfolio. The Subadvisor of Calvert S&P 500 Index seeks to substantially replicate the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares and certain other adjustments. Under normal market conditions, as much of the Portfolio’s assets as is practical will be invested in stocks included among the S&P 500 Index and futures contracts and options relating thereto. While not required, the Portfolio will generally sell securities that the Index manager removes from the Index. The Portfolio may also invest in Standard & Poor’s Depositary Receipts® (“SPDRs®”) or other investment companies that provide exposure to the S&P 500 Index. SPDRs® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500 Index.

(ii)	Responsible Investing. Calvert Large Cap utilizes a responsible investment strategy and Calvert S&P 500 Index does not.
In conjunction with the Advisor’s financial analysis, its comprehensive responsible investment principles guide the investment research processes that are utilized to manage Calvert Large Cap and the decision-making of its portfolio managers. The principles, which include the Advisor’s proprietary assessment of critical ESG issues, are applied across industries and to specific companies in order to inform the Advisor’s view of risk and opportunity factors that may affect investment performance.

(iii)	Foreign Stocks. Calvert Large Cap may invest up to 25% of its total assets in foreign securities. Calvert S&P 500 Index does not typically invest in foreign securities.

(iv)
Mid-Capitalization and Small-Capitalization Stocks. Calvert Large Cap may invest in mid-capitalization and small-capitalization stocks. Calvert S&P 500 Index does not typically invest in mid-capitalization or small-capitalization stocks.

(v)
Futures, Options on Futures and Options on Securities. Calvert Large Cap may not invest in futures, options on futures and options on securities. Calvert S&P 500 Index may hold derivatives such as options, futures, and options on futures as a principal investment strategy, incidental to its main investment strategy.

The S&P 500 Index. The S&P 500 Index is an unmanaged index comprising common stocks of 500 large capitalization U.S. companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the U.S. As of December 31, 2015, the market capitalization of the S&P 500 Index companies ranged from $1.8 billion to $583.6 billion with a weighted average level of $138.7 billion. The S&P 500 Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies with smaller market capitalizations.
The Russell 1000 Index. The Russell 1000 Index is an unmanaged index of common stocks that comprises approximately 90 percent of the market capitalization of all listed U.S. stocks. The index seeks to measure the performance of the large capitalization sector of the U.S. equity markets. As of December 31, 2015, the market capitalization of the Russell 1000 Index companies ranged from $380 million to $587.2 billion with a weighted average level of $124.2 billion. The Russell 1000 Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies with smaller market capitalizations.
Portfolio Turnover. Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples under “Expense Comparison” affect the Portfolio’s performance. During the fiscal year ended December 31, 2015, Calvert Large Cap and Calvert S&P 500 Index had portfolio turnover rates of 34% and 4%, respectively, in each case based on the portfolio’s average value.
Sale of Merging Portfolio Securities. Although both Calvert Large Cap and Calvert S&P 500 Index invest in large-capitalization companies, it is expected that the Large Cap Reorganization would result in the liquidation of approximately 73 percent of the portfolio securities of Calvert Large Cap. These portfolio securities have an approximate value of $57.3 million based on the net assets of Calvert Large Cap as of May 31, 2016. It is expected that the sale of these securities will result in an aggregate capital gain of approximately $960,189 or about $1.05 per share. These sale proceeds would then be reinvested in portfolio securities included in the S&P 500 Index. Transaction costs will be incurred as a result of the liquidation of these portfolio securities and the acquisition of replacement portfolio securities. These transaction costs, which are estimated to be $21,000, will ultimately be borne by Policy Owners or plan participants invested in Calvert Large Cap and/or Calvert S&P 500 Index.

Calvert Natural Resources è Calvert Russell 2000 Index
Investment Objectives. Calvert Natural Resources seeks to achieve its investment objective by investing primarily in an actively managed portfolio of exchange-traded funds and exchange-traded notes that represent different natural resources exposures. Calvert Russell 2000 Index seeks to achieve its investment objective by investing in a passively managed portfolio of small capitalization stocks that fall within the market capitalization range of the Russell 2000 Index. The investment objective of each Portfolio may be changed by the Board without shareholder approval. The following chart sets forth the specific investment objective of each Portfolio.

INVESTMENT OBJECTIVE
(Merging Portfolio)	(Acquiring Portfolio)
Calvert Natural Resources	Calvert Russell 2000 Index
The Portfolio seeks primarily to provide capital growth, consistent with appropriate risk levels, by investing primarily in a portfolio of various exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) representing different natural resources exposures.
The Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.
Principal Investment Strategies. Calvert Natural Resources is an actively managed fund that seeks to invest substantially all of its assets in ETFs and ETNs that provide exposure to a variety of natural resources indices. The Portfolio’s benchmark is the S&P 500 Index.
The Calvert Russell 2000 Index is a passively managed index fund that seeks to substantially replicate the total return of the Russell 2000 Index. Calvert Russell 2000 Index invests at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000 Index, which may include other investment companies, and index futures and options.
The material differences between the principal investment strategies of Calvert Natural Resources and Calvert Russell 2000 Index are as follows:

(i)
Active versus Passive Management. The Subadvisor of Calvert Natural Resources selects ETFs and ETNs that track investments in securities of natural resource companies and associated businesses, including utilities (such as gas and water). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources and companies that provide related services. The sector includes, but is not limited to, commodities and industries such as integrated oil, oil and gas exploration, metal production, forest products, paper products, chemicals, building materials, coal, real estate and alternative energy sources. The Subadvisor seeks to invest in ETFs and ETNs with underlying exposures that appear to have the potential for above-average long-term growth and performance or that appear to be undervalued based on supply and demand of a resource and the state of the market. The Subadvisor may sell or reduce a position in an ETF or ETN when it believes there is a change in the macroeconomic outltlook, technical deterioration of an underlying exposure, valuation issues, a need to rebalance the Portfolio or a better opportunity.

Calvert Russell 2000 Index is a passively managed portfolio. The Subadvisor of Calvert Russell 2000 Index seeks to substantially replicate the total return of the securities comprising the Russell 2000 Index, taking into consideration redemptions, sales of additional shares and certain other adjustments. Under normal market conditions, as much of the Portfolio’s assets as is practical will be invested in stocks included among the Russell 2000 Index and futures contracts and options relating thereto. While not required, the Portfolio will generally sell securities that the Index manager removes from the Index. The Portfolio may also invest in Russell 2000 iShares® or other investment companies that provide the same exposure to the Russell 2000 Index. Russell 2000 iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Russell 2000 Index.

(ii)
Exchange-Traded Funds and Exchange-Traded Notes versus Common Stocks. An ETF is a type of investment company whose investment objective typically is to match the returns of a particular market index. ETFs are traded on a securities exchange at prices quoted by the exchange throughout its trading day. An ETN is a debt security designed to provide investors access to returns of various market benchmarks by linking the return of the security to the performance of a particular index. Common stock represents a direct ownership interest in the issuing company.

(iii)
Diversification. Calvert Natural Resources is a non-diversified portfolio, whereas Calvert Russell 2000 Index is a diversified portfolio. A non-diversified portfolio may invest a greater percentage of its assets in a particular issuer than a diversified fund.

(iv)
Futures, Options on Futures and Options on Securities. Calvert Natural Resources may invest in futures, options on futures and options on securities, but these investments are not a principal investment strategy used by the Subadvisor. Calvert Russell 2000 Index may hold derivatives such as Russell 2000 Index options and futures, and options on such futures (or S&P MidCap 400 or S&P 500 Index options and futures, and options on such futures, if, in the opinion of the Advisor or Subadvisor, it is not practical to invest in Russell 2000 index options or futures, or options on such futures, at a particular time due to liquidity or price considerations) as a principal investment strategy. Calvert Russell 2000 Index may hold such derivatives, incidental to its main investment strategy, in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. Calvert Russell 2000 Index may also sell covered calls on futures contracts or individual securities held in the Portfolio.

The S&P 500 Index. The S&P 500 Index is an unmanaged index comprising common stocks of 500 large capitalization U.S. companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the U.S. As of December 31, 2015, the market capitalization of the S&P 500 Index companies ranged from $1.8 billion to $583.6 billion with a weighted average level of $138.7 billion. The S&P 500 Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies with smaller market capitalizations.
The Russell 2000 Index. The Russell 2000 Index is an unmanaged index comprising common stocks of approximately 2000 smaller U.S. companies that aims to include approximately 10 percent of the total market capitalization of the broader Russell 3000 Index. As of December 31, 2015, the market capitalization of the Russell 2000 Index companies ranged from $15 million to $5.9 billion with a weighted average level of $1.9 billion. The Russell 2000 Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies whose securities have smaller market capitalizations.
Portfolio Turnover. Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples under “Expense Comparison” affect the Portfolio’s performance. During the fiscal year ended December 31, 2015, Calvert Natural Resources and Calvert Russell 2000 Index had portfolio turnover rates of 22% and 14%, respectively, in each case based on the portfolio’s average value.
Sale of Merging Portfolio Securities. Calvert Natural Resources invests in ETFs and ETNs that are not typically held by Calvert Russell 2000 Index. Accordingly, it is expected that the Natural Resources Reorganization will result in the liquidation of approximately 100 percent of the portfolio securities of Calvert Natural Resources. These portfolio securities have an approximate value of $38.7 million based on the net assets of Calvert Natural Resources as of May 31, 2016. It is expected that the sale of these securities will result in an aggregate capital loss of approximately $7.88 million or about $6.92 per share. These sale proceeds would then be reinvested in portfolio securities included in the Russell 2000 Index. Transaction costs will be incurred as a result of the liquidation of these portfolio securities and the acquisition of replacement portfolio securities. These transaction costs, which are estimated to be $32,000, will ultimately be borne by Policy Owners or plan participants invested in Calvert Natural Resources and/or Calvert Russell 2000 Index.

Fundamental Investment Restrictions. In addition to the objectives and strategies described above, each Portfolio has adopted certain fundamental investment restrictions, which may not be changed without the approval of the holders of a majority of the outstanding shares of that Portfolio.
The fundamental investment restrictions are identical for each Portfolio except as noted below. The fundamental investment restrictions applicable to the Portfolios provide that no Portfolio is allowed to:
(1) Issue senior securities (except that each Portfolio may borrow money as described in restriction (9) below).
(2) With respect to 75% of the value of its total assets (or with respect to 50% of the value of its total assets for Calvert Natural Resources), invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities and other investment companies) of any one issuer.
(3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities,
(4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction does not apply to Calvert Natural Resources.
(5) Purchase or sell commodities, commodity contracts, or real estate, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to futures contracts or options purchased by the Portfolios in compliance with the following non-fundamental investment restrictions pursuant to which each Portfolio (except Calvert Large Cap) may not:

(a)	Invest more than 20% of its assets in futures contracts and/or options on futures contracts. Calvert Large Cap may not enter into futures contracts.

(b)
Invest in options if more than 5% of its assets are paid for premiums for outstanding put and call options (including options on futures contracts) and if more than 25% of the Portfolio's assets consist of collateral for outstanding options. Calvert Large Cap may not buy or write option contracts.

(6) Purchase any securities on margin (except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.
(7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).
(8) Lend its securities, if, as a result, the aggregate of such loans would exceed one-third of the Portfolio’s total assets.
(9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks and by entering into reverse repurchase agreements (all Portfolios except Calvert Large Cap may enter into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. For purposes of this restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing.
(10) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Portfolio and except as it may be deemed such in a sale of restricted securities.
(11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, “small bank” certificates of deposit that are not readily marketable, and other illiquid investments.
(12) As to all Portfolios (except Calvert Large Cap), enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Portfolio.
* * *

Each Portfolio also has certain non-fundamental investment restrictions, which may be changed by the Board at any time without a shareholder vote. The non-fundamental investment restrictions are identical for each Portfolio except as noted above. For more information regarding the Portfolios’ non-fundamental investment restrictions, see the CVP SAI.
Principal Risks. An investment in each Portfolio entails investment risk. Shareholders could lose money on their investment in each Portfolio, or each Portfolio could underperform, because of the following principal risks.

Calvert Large Cap è Calvert S&P 500 Index

PRINCIPAL RISKS
Merging Portfolio	Acquiring Portfolio
Calvert Large Cap	Calvert S&P 500 Index
Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Portfolio may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Small-Cap and Mid-Cap Company Risk. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
The portfolio has no similar principal risk.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
The portfolio has no similar principal risk.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.
The portfolio has no similar principal risk.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Portfolio’s exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Portfolio to temporarily hold securities that do not comply with the Portfolio’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Portfolio’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
The portfolio has no similar principal risk.
The portfolio has no similar principal risk.
Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.

PRINCIPAL RISKS
The portfolio has no similar principal risk.
Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the type of securities in which those investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.

The portfolio has no similar principal risk.
Futures and Options Risk. Using futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.

Calvert Natural Resources è Calvert Russell 2000 Index

PRINCIPAL RISKS
Merging Portfolio	Acquiring Portfolio
Calvert Small Cap	Calvert Russell 2000 Index
Non-Diversification Risk. Because the Portfolio may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains and losses on a single security may have greater impact on the Portfolio than on a diversified fund.
The portfolio has no similar principal risk.
Structured Note Risk. The Portfolio may invest up to 10% of its total assets directly in structured notes. Structured notes are derivative investments whose value depends on, or is derived from, the value of an underlying security. Structured notes may be tied to the performance of individual stocks or to baskets of assets such as commodities. Structured notes are generally corporate debt securities and are subject to similar risks such as credit risk and the loss of principal. Many structured notes are illiquid.
The portfolio has no similar principal risk.
Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Natural Resources Risk. Natural resources have a historically low correlation to financial assets such as stocks and bonds. Correspondingly, their prices respond differently to financial market and economic conditions, although both are driven by the basic forces of supply and demand. However, because stocks and bonds are traded publicly on a secondary market, prices can quickly reflect forecasted earnings and future cash flows. Conversely, many factors may contribute to how natural resources prices respond to market events including warehousing and delivery constraints, changes in supply and demand dynamics, and a potential lack of fungibility. Other factors affecting natural resources prices include weather, agricultural production, disease, pestilence, technological developments, changes in interest rates, and domestic and foreign political and economic events and policies, including trade, fiscal, monetary and currency exchange policies. In addition, markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising.
The portfolio has no similar principal risk.

PRINCIPAL RISKS
ETF and ETN Risk. ETFs and ETNs track a securities or natural resources index or a basket of securities or commodities. In addition to the Portfolio’s operating expenses, investors will indirectly pay a proportionate share of the operating expense of each ETF and ETN held by the Portfolio. Thus, the expenses paid by an investor will be higher than if such investor had invested directly in the ETFs and ETNs. The performance of the ETFs and ETNs directly affects the ability of the Portfolio to meet its investment objective. Accordingly, the Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the ETFs and ETNs held by the Portfolio in direct proportion to the amount of assets the Portfolio allocates to each ETF and/or ETN and the Subadvisor’s allocation among the various ETFs and ETNs.

Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the type of securities in which those investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.

The portfolio has no similar principal risk.	Stock Market Risk. The market prices of stocks held by the Portfolio may fall.
The portfolio has no similar principal risk.
Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.

The portfolio has no similar principal risk.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

The portfolio has no similar principal risk.
Small-Cap Company Risk. Prices of small-cap stocks can be more volatile than those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

The portfolio has no similar principal risk.
Futures and Options Risk. Using futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.

An investment in any Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information concerning the risks associated with investments in the Portfolios, see the applicable Portfolio’s Prospectus and the CVP SAI.
Distribution, Purchase, Exchange and Redemption of Portfolio Shares. The distribution of, and the purchase, exchange and redemption procedures relating to, Portfolio shares are the same for each Portfolio.
Calvert Investment Distributors, Inc. is the principal underwriter and distributor of the Portfolios and continuously offers Portfolio shares on a best efforts basis. The shares of each Portfolio are offered, without sales charge, only for purchase by Insurance Companies for allocation to their separate accounts to fund the benefits under the Policies issues by the Insurance Companies. The Insurance Companies redeem shares of each Portfolio to make benefit and surrender payments under the terms of the Policies. Policy Owners may exchange shares in accordance with each

Portfolio’s prospectus and the terms of the applicable Policy. For more information, see “Shareholder Information for the Acquiring Portfolio - Purchase, Redemption and Exchange of Shares” below.
EXPENSE COMPARISON
The following tables allow you to compare the expenses of the Portfolios, and the tables titled “Pro Forma Combined Portfolio” show what the expenses of Calvert S&P 500 Index and Calvert Russell 2000 Index are estimated to be assuming the respective Reorganization takes place. You will not pay an initial or deferred sales charge in connection with any Reorganization.
The expense amounts set forth in the tables and the Examples are based on data presented in the Annual Report for each Portfolio dated December 31, 2015.
The tables do not reflect fees and charges imposed under the variable annuity and variable life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Calvert Large Cap è Calvert S&P 500 Index
SHAREHOLDER FEES. The following chart shows the Portfolio fees that are paid directly from your investment.

	(Merging Portfolio)	(Acquiring Portfolio & Combined Portfolio)
	Calvert Large Cap	Calvert S&P 500 Index
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
ANNUAL FUND OPERATING EXPENSES. The following chart shows the Portfolio expenses that you pay each year as a % of the value of your investment. In addition, the Merging Portfolio is responsible for the payment of expenses and fees incurred in connection with the Reorganization, estimated to be approximately $55,000, or 0.05% of its average net assets.

	(Merging Portfolio)	(Acquiring Portfolio)	(Pro Forma Combined Portfolio)
	Calvert Large Cap	Calvert S&P 500 Index	Calvert S&P 500 Index
Management Fees[1]	0.62%	0.37%	0.37%
Other Expenses	0.12%	0.11%	0.10%
Total Annual Fund Operating Expenses	0.74%	0.48%	0.47%
Less Fee Waiver and/or Expense Reimbursement[2]	(0.02%)	(0.08%)	(0.07%)
Net Expenses	0.72%	0.40%	0.40%
1 Management fees, which include an administrative fee, are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018. The investment advisor has agreed to contractually limit direct net annual fund operating expenses of Calvert S&P 500 Index to 0.40% through April 30, 2018. Only the CVP Board of Directors of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders. The Advisor is not entitled to recapture any fees that the Advisor waived or Fund expenses that the Advisor reimbursed for prior years in which such fee waivers and expense reimbursements were incurred.

Calvert Natural Resources è Calvert Russell 2000 Index
SHAREHOLDER FEES. The following chart shows the Portfolio fees that are paid directly from your investment.

	(Merging Portfolio)	(Acquiring Portfolio & Combined Portfolio)
	Calvert Natural Resources	Calvert Russell 2000 Index
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
ANNUAL FUND OPERATING EXPENSES. The following chart shows the Portfolio expenses that you pay each year as a % of the value of your investment. In addition, the Merging Portfolio is responsible for the payment of expenses and fees incurred in connection with the Reorganization, estimated to be approximately $55,000, or 0.10% of its average net assets.

	(Merging Portfolio)	(Acquiring Portfolio)	(Pro Forma Combined Portfolio)
	Calvert Natural Resources	Calvert Russell 2000 Index (Class I)	Calvert Russell 2000 Index (Class I)
Management Fees[1]	0.67%	0.47%	0.47%
Other Expenses	0.16%	0.34%	0.29%
Acquired Fund Fees and Expenses	0.46%	N/A	N/A
Total Annual Fund Operating Expenses	1.29%	0.81%	0.76%
Less Fee Waiver and/or Expense Reimbursement[2]	(0.04%)	(0.28%)	(0.23%)
Net Expenses	1.25%	0.53%	0.53%
1 Management fees, which include an administrative fee, are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018. The investment advisor has agreed to contractually limit direct net annual fund operating expenses of Calvert Natural Resources to 0.79% through April 30, 2018. The investment advisor has also agreed to contractually limit direct net annual fund operating expenses of Calvert Russell 2000 Index to 0.53% through April 30, 2018. These expense limitations do not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the CVP Board of Directors may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders. The Advisor is not entitled to recapture any fees that the Advisor waived or Fund expenses that the Advisor reimbursed for prior years in which such fee waivers and expense reimbursements were incurred.
Examples. These examples are intended to help you compare the cost of investing in the Portfolios (both before and after the Reorganizations) with the cost of investing in other mutual funds. The examples assume that:

•	You invest $10,000 in the Portfolio for the time periods indicated;

•	You reinvest all dividends and distributions;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	Any Calvert expense limitation is in effect for the period indicated in the applicable fee table above.
The examples do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Calvert Large Cap è Calvert S&P 500 Index

	1 Year	3 Years	5 Years	10 Years
Merging Portfolio:
Calvert Large Cap	$74	$232	$407	$915
Acquiring Portfolio:
Calvert S&P 500 Index	$41	$144	$259	$594
Combined Portfolio:
Calvert S&P 500 Index	$41	$144	$256	$585

Calvert Natural Resources è Calvert Russell 2000 Index

	1 Year	3 Years	5 Years	10 Years
Merging Portfolio:
Calvert Natural Resources	$127	$403	$702	$1,551
Acquiring Portfolio:
Calvert Russell 2000 Index (Class I)	$54	$228	$420	$974
Combined Portfolio:
Calvert Russell 2000 Index (Class I)	$54	$220	$400	$921
PERFORMANCE
Bar Chart and Performance Table
The bar charts and tables below show each Merging Portfolio’s annual returns and long-term performance in comparison to the annual returns and long-term performance of the applicable Acquiring Portfolio. The charts and tables provide some indication of the risks of investing in the Acquiring Portfolio. The bar chart for each Portfolio shows how the performance of that Portfolio has varied from year to year. The tables compare the performance of the applicable Portfolio over time with that of a benchmark and a performance average of similar mutual funds.
A Portfolio’s past performance does not necessarily indicate how that Portfolio will perform in the future.
The returns shown do not reflect fees and charges imposed under variable annuity and variable life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Calvert Large Cap è Calvert S&P 500 Index
(Merging Portfolio)
Calvert Large Cap
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/2009	18.93%
Worst Quarter (of periods shown)	12/31/2008	-23.81%
(Acquiring Portfolio)
Calvert S&P 500 Index
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/2009	15.85%
Worst Quarter (of periods shown)	12/31/2008	-21.91%

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2015)

(Merging Portfolio)	1 Year	5 Years	10 Years	(Acquiring Portfolio)	1 Year	5 Years	10 Years
Calvert Large Cap	-6.59%	9.15%	5.06%	Calvert S&P 500 Index	0.98%	12.12%	6.94%
Russell 1000 Index*	0.92%	12.44%	7.40%	S&P 500 Index*	1.38%	12.57%	7.31%
Russell 1000 Value Index*	-3.83%	11.27%	6.16%
Lipper VA Large-Cap Value Funds Average	-4.08%	10.07%	5.54%	Lipper VA S&P 500 Index Objective Funds Average	0.94%	12.11%	6.94%
* Reflects no deduction for fees or expenses.

Calvert Natural Resources è Calvert Russell 2000 Index
(Merging Portfolio)
Calvert Natural Resources
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	12/31/2010	16.07%
Worst Quarter (of periods shown)	12/31/2008	-31.33%

(Acquiring Portfolio)
Calvert Russell 2000 Index (Class I)
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/2009	20.65%
Worst Quarter (of periods shown)	12/31/2008	-26.18%

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2015)

(Merging Portfolio)	1 Year	5 Years	Since Inception (12/28/2006)	(Acquiring Portfolio)	1 Year	5 Years	10 Years
Calvert Natural Resources	-24.86%	-9.65%	-4.26%	Calvert Russell 2000 Index (Class I)	-5.19%	8.39%	6.10%
S&P 500 Index*	1.38%	12.57%	6.34%	Russell 2000 Index*	-4.41%	9.19%	6.80%
Natural Resources Composite Benchmark*	-24.09%	-9.19%	-3.06%
Lipper VA Natural Resources Funds Average	-25.48%	-7.09%	**	Lipper VA Small-Cap Core Funds Average	-4.67%	8.99%	6.47%

*	Reflects no deduction for fees or expenses.

**
The Portfolio is unable to show performance of the Lipper average since the Portfolio’s inception date. For comparison purposes to Lipper, performance for the Portfolio since 12/31/06 is -4.26% and the performance for the Lipper VA Natural Resources Funds Average is -1.75%.

Important information about each Acquiring Portfolio is also contained in management’s discussion of that Portfolio’s performance which appears in the most recent Annual Report of Calvert Variable Products, Inc. for Calvert S&P 500 Index and Calvert Russell 2000 Index.
PORTFOLIO MANAGEMENT
Management. The overall management of each Portfolio is the responsibility of, and is supervised by, the Board.
Investment Management. Calvert Investment Management, Inc. (“CIM” or the “Advisor”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Portfolios. CIM is a subsidiary of Calvert Investments, Inc., which is an indirect subsidiary of Ameritas Mutual Holding Company (“Ameritas”). CIM provides the Funds with investment supervision and management and office space; furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Directors who are affiliated persons of and employed by CIM. It has been managing mutual funds since 1976. As of March 30, 2016, CIM was the investment advisor for 42 mutual fund portfolios and had approximately $12 billion in assets under management.
Advisory Fees.

Calvert Large Cap è Calvert S&P 500 Index
Under the investment advisory agreement between CIM and CVP, CIM receives an annual advisory fee of 0.50% with respect to Calvert Large Cap as a percentage of the Portfolio’s average daily net assets. The advisory fee does not include administrative fees of 0.12% of the Portfolio’s average daily net assets. A discussion regarding the basis for the approval by the Board of the Portfolio’s investment advisory agreement is included in the Annual Report for Calvert Large Cap covering the fiscal year ended December 31, 2015.
Under the investment advisory agreement between CIM and CVP, CIM receives an annual advisory fee of 0.25% with respect to Calvert S&P 500 Index as a percentage of the Portfolio’s average daily net assets. The advisory fee does not include administrative fees of 0.12% of the Portfolio’s average daily net assets. A discussion regarding the basis for the approval by the Board of the Portfolio’s investment advisory agreement is included in the Annual Report for Calvert S&P 500 Index covering the fiscal year ended December 31, 2015.

Calvert Natural Resources è Calvert Russell 2000 Index
Under the investment advisory agreement between CIM and CVP, CIM receives an annual advisory fee of 0.55% with respect to Calvert Natural Resources as a percentage of the Portfolio’s average daily net assets. The advisory fee does not include administrative fees of 0.12% of the Portfolio’s average daily net assets. A discussion regarding the basis for the approval by the Board of the Portfolio’s investment advisory agreement is included in the Annual Report for Calvert Natural Resources covering the fiscal year ended December 31, 2015.
Under the investment advisory agreement between CIM and CVP, CIM receives an annual advisory fee of 0.35% with respect to Calvert Russell 2000 Index as a percentage of the Portfolio’s average daily net assets. The advisory fee does not include administrative fees of 0.12% of the Portfolio’s average daily net assets. A discussion regarding the basis for the approval by the Board of the Portfolio’s investment advisory agreement is included in the Annual Report for Calvert Russell 2000 Index covering the fiscal year ended December 31, 2015.
Subadvisor and Portfolio Manager for the Acquiring Portfolios.
Information is provided below identifying the individual who is employed by or associated with the Subadvisor of each Acquiring Portfolio and who is primarily responsible for the day-to-day management of each Acquiring Portfolio.
Ameritas Investment Partners, Inc. (“AIP”), 390 North Cotner Blvd., Lincoln, NE 68505, is the investment subadvisor to each Acquiring Portfolio. AIP, a wholly-owned subsidiary of Ameritas Mutual Holding Company, was organized in 1984 under the laws of the State of Nebraska. AIP is an affiliate of CIM.
The Portfolio Manager of each Acquiring Portfolio is set forth below. The CVP SAI provides additional information about the Portfolio Manager’s management of other accounts, compensation and ownership of securities in each Acquiring Portfolio.

Calvert S&P 500 Index and Calvert Russell 2000 Index

Name of Portfolio Manager	Title	Length of Time Managing Portfolio	Business Experience During Last 5 Years	Role on Management Team
Kevin L. Keene, CFA	Portfolio Manager, AIP	Since November 2008
May 2014-present: Portfolio Manager, AIP
April 2013-April 2014: Assistant Portfolio Manager, AIP
November 2011-March 2013: Senior Analyst for AIP
2008-October 2011: Equity Index and Derivatives Analyst for AIP
Portfolio Manager
Other Management Arrangements.
Calvert Investment Distributors, Inc. (“CID”), a subsidiary of Calvert Investments, Inc. and an affiliate of CIM, is the principal underwriter and distributor of the Portfolios.
Boston Financial Data Services, Inc., a subsidiary of State Street Bank & Trust Company, N.A., is the transfer agent and dividend disbursing agent for the Portfolios.
Calvert Investment Services, Inc., a subsidiary of Calvert Investments, Inc. and an affiliate of CIM, is the shareholder servicing agent for the Portfolios.
Calvert Investment Administrative Services, Inc., a subsidiary of Calvert Investments, Inc. and an affiliate of CIM, is the administrator for the Portfolios.
REASONS FOR THE REORGANIZATIONS
The Board believes that the Reorganizations are in the best interests of the Merging Portfolios and their respective shareholders. At a Board Meeting held on June 8, 2016, the Board reviewed various challenges to the continuing viability of the Merging Portfolios. These challenges include, with respect to each Merging Portfolio: (i) the failure of the Merging Portfolio to achieve scale despite having been in existence for nine or more years, (ii) the fact that a substantial portion of the Merging Portfolio’s assets are invested through variable annuity and variable life insurance products that are closed to new sales, (iii) the Merging Portfolio’s diminished ability to grow assets because it is not an available investment option in the Ameritas asset allocation strategies, in the case of Calvert Large Cap, or will be removed from the Ameritas asset allocation strategies, in the case of Calvert Natural Resources, (iv) very limited opportunities to offer the Merging Portfolio through variable annuity and variable life insurance products of competing insurance companies, and (v) increased competition from other investment options as variable product providers have shifted towards alternative investment options, especially passively managed funds or volatility managed funds. With respect to Calvert Large Cap, the Board also took note of the Portfolio’s declining assets over the last five years. CIM accordingly recommended the reorganization of each Merging Portfolio into the respective Acquiring Portfolio. In connection with its consideration of these matters, the Board was also advised by counsel to the Independent Directors of its fiduciary responsibilities to the shareholders of each Merging Portfolio and the legal issues involved.
In addition, the Board considered a number of additional factors, including, but not limited to: (i) the capabilities, investment experience, and resources of AIP; (ii) the expenses and advisory fees applicable to each Merging Portfolio before the applicable Reorganization and the pro forma expense ratios for shareholders in the respective Acquiring Portfolio following the Reorganization; (iii) the terms and conditions of each Reorganization Plan and the expectation that each Reorganization would not result in a dilution of the interests of the shareholders in the applicable Merging Portfolio; (iv) the economies of scale expected to be realizable as a result of each Reorganization; (v) the costs estimated to be incurred to complete each Reorganization; (vi) the current size and future growth prospects of each Merging Portfolio in comparison to the anticipated future growth prospects of each Acquiring Portfolio; (vii) the similarity of the investment objective, principal investment strategies, fundamental investment restrictions and principal risks of each Merging

Portfolio and the respective Acquiring Portfolio; (viii) the performance of each Acquiring Portfolio in comparison to the related Merging Portfolio; (ix) in the case of the Large Cap Reorganization, the anticipated non-taxable treatment of each Reorganization for federal income tax purposes; and (x) in the case of the Natural Resources Reorganization, the anticipated treatment of the Reorganization for federal income tax purposes as a taxable transaction and the expectation that shareholders of Calvert Natural Resources and Calvert Russell 2000 Index will not incur taxes as a result of the transaction because the stock of each Portfolio is held in separate accounts that are allocated to variable insurance products. Thus, when considering all of the above factors, the Board determined that the Reorganization of each Merging Portfolio into the respective Acquiring Portfolio would be in the best interest of each Merging Portfolio and its shareholders.
After this discussion, and following a further review of the materials and the terms of each proposed Reorganization Plan, the Board, including the Independent Directors, approved each Reorganization and recommended its approval by the shareholders of the applicable Merging Portfolio. In connection with the approval of each Reorganization, the Board noted that (i) since the value of Calvert S&P 500 Index or Calvert Russell 2000 Index shares, as applicable, to be received by Merging Portfolio shareholders will be equal to the value of the Merging Portfolio shares surrendered in exchange therefor, shareholders of each Merging Portfolio will not experience any dilution in the value of their investment as a result of the Reorganization, (ii) Calvert Large Cap will receive an opinion of counsel that the exchanges contemplated by the applicable Reorganization Plan are tax-free for federal income tax purposes and (iii) Calvert Natural Resources will receive an opinion of counsel that the exchanges contemplated by the Natural Resources Reorganization Plan will be a taxable sale of all of the assets of Calvert Natural Resources in exchange for shares of Calvert Russell 2000 Index for federal income tax purposes, but that none of the owners of Policies for which either Portfolio serves as an investment option will recognize taxable income, gains or losses for federal income tax purposes upon closing of the Reorganization.
The Board also concluded that the proposed Reorganizations would be in the best interests of each Acquiring Portfolio after considering, among other things, (i) the economies of scale expected to be realizable as a result of the Reorganizations, (ii) that shareholders of each Acquiring Portfolio will not experience any dilution in the value of their investment as a result of each Reorganization, (iii) Calvert S&P 500 Index will receive an opinion of counsel that the exchanges contemplated by each Reorganization Plan are tax-free for federal income tax purposes and (iv) Calvert Russell 2000 Index will receive an opinion of counsel that the exchanges contemplated by the Natural Resources Reorganization Plan will be a taxable sale of all of the assets of Calvert Natural Resources in exchange for shares of Calvert Russell 2000 Index for federal income tax purposes, but that none of the owners of Policies for which either Portfolio serves as an investment option will recognize taxable income, gains or losses for federal income tax purposes upon closing of the Reorganization. Accordingly, the Board, including the Independent Directors, approved each Reorganization on behalf of each Acquiring Portfolio.
INFORMATION ABOUT EACH REORGANIZATION
The following summary of each Reorganization is qualified in its entirety by reference to the applicable Reorganization Plan, copies of which are attached as Exhibit A (Large Cap Reorganization) and Exhibit B (Natural Resources Reorganization) to this Prospectus/Proxy Statement. The material terms of each Reorganization Plan are identical to one another.
Plans of Reorganization. The Reorganization Plans provide that each Acquiring Portfolio will acquire all the assets of the respective Merging Portfolio in exchange for shares of that Acquiring Portfolio, which in the case of Calvert Russell 2000 Index will be Class I shares, and the assumption by the Acquiring Portfolio of the liabilities of the Merging Portfolio. If approved by shareholders, each Reorganization is expected to be completed on or about September 23, 2016 or such earlier or later date as the parties may mutually agree (the “Closing Date”). Prior to the Closing Date, each Merging Portfolio will endeavor to discharge all of its known liabilities and obligations.
The value of the full and fractional shares of each Acquiring Portfolio to be issued to Record Holders of the related Merging Portfolio will equal the value of the shares of that Merging Portfolio outstanding immediately prior to the respective Reorganization. Portfolio securities of each Merging Portfolio will be valued in accordance with the valuation practices of that Merging Portfolio.
Prior to each Reorganization, the Merging Portfolio will issue a dividend to distribute to its Record Holders any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Closing Date not previously distributed (after reductions for any capital loss carryforward). Each Reorganization will be accounted for by the method of accounting commonly used by open-end investment companies.

As soon as practicable after the Closing Date, each Merging Portfolio will liquidate and distribute pro rata to its Record Holders as of the close of business on the Closing Date full and fractional shares of the respective Acquiring Portfolio at a total net asset value equal to the value of the Record Holder’s shares of that Merging Portfolio computed as of the close of business on the Valuation Date (the business day immediately preceding the Closing Date). This method of valuation is consistent with interpretations of Rule 22c-1 under the 1940 Act by the SEC’s Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of each Acquiring Portfolio, representing the respective pro rata number of full and fractional shares of that Acquiring Portfolio due Record Holders of the respective Merging Portfolio. Share certificates will not be issued in connection with the Reorganizations.
The consummation of each Reorganization Plan is subject to the conditions set forth therein, including the approval of each Reorganization Plan by the lesser of (i) 67% or more of the shares of the applicable Merging Portfolio entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the applicable Merging Portfolio entitled to vote. The votes of the shareholders of each applicable Acquiring Portfolio are not being solicited because their approval or consent is not necessary for the Reorganization.
Representations, Warranties and Agreements. Both parties to each Reorganization shall have complied with their respective responsibilities under the applicable Reorganization Plan, the respective representations and warranties contained in that Reorganization Plan shall be true in all material respects as of the Closing Date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either Portfolio which is a party to that Reorganization Plan since December 31, 2015. Both parties to each Reorganization shall produce certificates satisfactory in form and substance indicating that they have met the terms of that Reorganization Plan.
Tax Opinions. Assuming each shareholder’s policy or contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the applicable Reorganization.
Both Portfolios involved in a Reorganization shall have received an opinion of counsel, addressed to the applicable Portfolios and in form and substance satisfactory to each Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code (the “Code”) to the applicable Merging Portfolio and Acquiring Portfolio, and the separate accounts through which the Insurance Companies own shares of the Merging Portfolios’ stock. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the applicable Reorganization Plan, this Prospectus/Proxy Statement, and on other written representations of the applicable Merging Portfolio and Acquiring Portfolio.
With respect to the Large Cap Reorganization, counsel will opine, based on the facts and assumptions stated in the applicable legal opinion, that for federal income tax purposes:

1.
The transfer of all of the assets of the Merging Portfolio in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the liabilities ofthe Merging Fund followed by the distribution of those shares pro rata to the separate accounts as shareholders of the Merging Portfolio in liquidation thereof will constitute a “reorganization” within the meaning of §368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Acquiring Portfolio and the Merging Portfolio will each be “a party to the Reorganization” within the meaning of §368(b) of the Code.

2.
No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Merging Portfolio solely in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the liabilities of the Merging Portfolio.

3.
No gain or loss will be recognized by the Merging Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the liabilities of the Merging Portfolio, or upon the distribution (whether actual or constructive) of such shares to the separate accounts as shareholders of the Merging Portfolio in exchange for their Merging Portfolio shares.

4.
No gain or loss will be recognized by the separate accounts as shareholders of the Merging Portfolio upon the exchange of their Merging Portfolio shares for Acquiring Portfolio shares in liquidation of the Merging Portfolio.

5.
The aggregate tax basis of the Acquiring Portfolio shares received by each separate account as a shareholder of the Merging Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the Merging Portfolio shares held by such separate account shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Portfolio shares received by each separate account as a shareholder of the Merging Portfolio will include the period during which the shares of the Merging Portfolio exchanged therefor were held by such separate account shareholder (provided the shares of the Merging Portfolio were held as a capital asset on the date of the Reorganization).

6.
The tax basis of the assets of the Merging Portfolio acquired by the Acquiring Portfolio will be the same as the tax basis of those assets to the Merging Portfolio immediately prior to the Reorganization, and the holding period of the assets of the Merging Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Merging Portfolio.

7.
The Acquiring Portfolio will succeed to and take into account the capital loss carryovers of the Merging Portfolio described in section 381(c) of the Code. The Acquiring Portfolio will take any such capital loss carryovers into account subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and regulations thereunder.

With respect to the Natural Resources Reorganization, counsel will opine, based on the facts and assumptions stated in the applicable legal opinion, that for federal income tax purposes:

1.
The transfer of all of the assets of the Merging Portfolio in exchange for shares of the Acquiring Portfolio will be a taxable sale of all of the assets of the Merging Portfolio for their fair market value.

2.
Assuming each shareholder’s Policy is treated as a variable annuity for federal income tax purposes, none of the owners of Policies for which either the Merging Portfolio or the Acquiring Portfolio serves as an investment option will recognize taxable income, gains or losses for federal income tax purposes upon closing of the Reorganization.

Amendment and Termination. Each Reorganization Plan may be amended by mutual written consent of the parties to that Reorganization Plan authorized by the Board of each party. Each Reorganization Plan may be amended before or after it has been approved by shareholders of the applicable Merging Portfolio, but following its approval by shareholders, no amendment may be made that substantially changes the terms of that Reorganization Plan. Each Reorganization Plan may be terminated, and the respective Reorganization abandoned, at any time prior to the Closing Date by either party to that Reorganization Plan upon notice to the other party, whether before or after approval by shareholders of the applicable Merging Portfolio, or by either party by notice to the other party at any time prior to the Closing Date if any material condition to its performance under that Reorganization Plan or a material covenant of the other party set forth in that Reorganization Plan has not been fulfilled, or a material default or material breach of that Reorganization Plan is made by the other party.
Reorganization Expenses and Fees. In accordance with each Reorganization Plan, the applicable Merging Portfolio is responsible for the payment of expenses incurred in connection with that Reorganization. However, with respect to the Natural Resources Reorganization, since the expense ratio for the Merging Portfolio exceeds the applicable expense limitation for that Portfolio, the expenses for the Natural Resources Reorganization will effectively be borne by CIM. The aggregate expenses are estimated to be approximately $55,000 for the Large Cap Reorganization and $55,000 for the Natural Resources Reorganization to cover all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection therewith. The fees described above do not include the transaction costs associated with repositioning the portfolio securities in connection with each Reorganization, which are excluded from the Portfolios’ contractual expense limitations. The transaction costs associated with the repositioning of portfolio securities for the Large Cap Reorganization and Natural Resources Reorganization are estimated to be $21,000 and $32,000, respectively, and will be borne by the shareholders of the Portfolios involved in the respective Reorganizations. See “Synopsis – Investment Objectives and Principal Investment Strategies – Sale of Merging Portfolio Securities” above.
Description of Shares of the Acquiring Portfolios. In accordance with the procedures under each Reorganization Plan as described above, each Record Holder of the Merging Portfolio will receive that number of full and fractional shares of the respective Acquiring Portfolio equal in value at the Valuation Date to the value of the shares of the Merging

Portfolio then held by such Record Holder. Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights. In the case of the Natural Resources Reorganization, each Record Holder will receive Class I shares of Calvert Russell 2000 Index.
The shares of each Acquiring Portfolio are sold at NAV without any front-end or deferred sales charges and are not subject to distribution-related or shareholder-servicing related fees. Because each transfer will be effected at NAV without the imposition of a sales charge, the Record Holders of each Merging Portfolio will receive shares of the respective Acquiring Portfolio without paying any front-end sales charge or a contingent deferred sales charge as a result of the applicable Reorganization.
After a Reorganization, to the extent that your Policy remains invested in shares of an Acquiring Portfolio, the value of your Policy interest will depend on the performance of that Acquiring Portfolio, rather than that of the respective Merging Portfolio.
Following the Reorganizations, the shares of the Acquiring Portfolios will be sold only to insurance companies for allocation to their separate accounts to fund the benefits under variable annuity contracts and variable life insurance policies issued by such companies, and to certain pension or retirement plans that are qualified plans under federal tax law. The interest of a policy or contract owner or plan participant in the shares will be subject to the terms of the particular annuity or life insurance policy or plan through which such shares are held, as described in the prospectus for the applicable policy or contract or in the applicable plan documents.
Federal Income Tax Consequences. The Large Cap Reorganization is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code. Opinions of counsel are not binding on the Internal Revenue Service or the courts. If the Large Cap Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable, and Record Holders could recognize a gain or loss on the transaction. However, because the separate accounts that hold the Merging Portfolios are permitted to defer income taxes, no tax liability would result from any such gain and no tax benefit would result from any such loss.
The Natural Resources Reorganization is not expected to qualify as a tax-free reorganization for federal income tax purposes. Prior to and as a condition to the closing of the Natural Resources Reorganization, both the Merging Portfolio and the Acquiring Portfolio will have received an opinion of counsel that, subject to certain assumptions, none of the owners of any Policy for which either the Merging Portfolio or the Acquiring Portfolio serves as an investment option will recognize taxable income, gains or losses for federal income tax purposes upon closing of the Reorganization. Opinions of counsel, however, are not binding on the Internal Revenue Service or the courts.
Since the Record Holders of the Portfolios are insurance companies, this Prospectus/Proxy Statement does not contain a detailed discussion of federal income tax consequences at the shareholder level. For information concerning federal tax consequences to purchasers of variable contracts or life insurance policies, see the prospectuses for the contracts or policies.
Effect of the Reorganizations on Capital Loss Carryforwards.
The capital loss carryforwards as of December 31, 2015 related to the Large Cap Reorganization are shown in the table below.

Expiration Date	Capital Loss Carryforwards
	Calvert Large Cap	Calvert S&P 500 Index
December 31, 2016	$0	$4,955,593
December 31, 2017	$4,860,481	$509,504
December 31, 2018	$3,201,024	$2,611,900
No Expiration Date
Long-term	$0	$844,503
Calvert Russell 2000 Index does not have any capital loss carryforwards. As of December 31, 2015, Calvert Natural Resources had short-term capital loss carryforwards of $1,785,381 and long-term capital loss carryforwards of $1,130,535, each amount with no expiration date.

If a Reorganization is not consummated, the capital loss carryforwards of each related Portfolio should be available to offset any net realized capital gains of that Portfolio through the expiration date shown in the applicable table above. For the capital loss carryforwards acquired in a previous reorganization by Calvert S&P 500 Index, the use of these capital losses may be subject to limitations. It is anticipated that no distributions of net realized capital gains would be made by any Portfolio that has a capital loss carryforward until the capital loss carryforwards expire or are offset by net realized capital gains.
If a Reorganization is consummated, the applicable Acquiring Portfolio will be constrained in the extent to which it can use the capital loss carryforwards of the related Merging Portfolio because of limitations imposed by the Code, on the occurrence of an ownership change. Each Acquiring Portfolio should be able to use each calendar year a capital loss carryforward in an amount equal to the net asset value of the related Merging Portfolio on the Closing Date multiplied by a long-term tax-exempt rate calculated by the Internal Revenue Service. If the amount of such a loss is not used in one year, it may be added to the amount available for use in the next year. For 2016, the amount of capital loss carryforwards that may be used under the formula will be further reduced to reflect the number of days remaining in the year following the Closing Date, which is currently anticipated to be on or about September 23, 2016.
CIM believes that the anticipated benefits outweigh the uncertain potential detriment resulting from the partial loss of capital loss carryforwards, since the Record Holders, as separate accounts of the Insurance Companies, pay no tax on their income.
Expenses. After the consummation of each Reorganization, the total operating expenses of each Acquiring Portfolio, as a percent of net assets, are estimated to be less than the current operating expenses of the related Merging Portfolio. Certain administrative and fixed costs, such as set up fees for printing prospectuses, semi-annual and annual reports and proxy statements, legal expenses, audit fees, registration fees, and other similar expenses would be spread across a larger asset base, thereby reducing the expense ratio borne by each Acquiring Portfolio. These efficiencies are reflected in the Pro Forma Combined Fund expenses shown in the tables under “Expense Comparison”.
In addition, in each case, the advisory fees for the Acquiring Portfolio are lower than the advisory fees for the related Merging Portfolio because the Acquiring Portfolio is a passively managed portfolio whereas the Merging Portfolio is an actively managed portfolio.
Capitalization. Ownership interests in CVP are represented by 1,130,000,000 authorized transferable shares of common stock, par value $0.10 per share. CVP’s Articles of Incorporation permit the Board to allocate shares into classes or series, with rights determined by the Board, without shareholder approval.
The following tables show the capitalization of each Merging Portfolio and the respective Acquiring Portfolio as of December 31, 2015, and on a pro forma basis the capitalization of the respective Combined Portfolio as of that date, giving effect to the proposed acquisitions of assets at net asset value.

Calvert Large Cap è Calvert S&P 500 Index

Capitalization	(Merging Portfolio)	(Acquiring Portfolio)	Pro Forma Adjustments*	(Pro Forma Combined Portfolio)
	Calvert Large Cap	Calvert S&P 500 Index		Calvert S&P 500 Index **
Net Assets	$78,965,827	$347,965,242	($76,000)	$426,855,069
Shares Outstanding	955,598	3,104,954	(251,665)	3,808,887
Net Asset Value per Share	$82.63	$112.07	---	$112.07

Calvert Natural Resources è Calvert Russell 2000 Index

Capitalization	(Merging Portfolio)	(Acquiring Portfolio)	Pro Forma Adjustments*	(Pro Forma Combined Portfolio)
	Calvert Natural Resources	Calvert Russell 2000 Index (Class I)		Calvert Russell 2000 Index ** (Class I)
Net Assets	$46,091,599	$119,673,853	($87,000)	$165,678,452
Shares Outstanding	1,435,034	1,716,584	(775,186)	2,376,432
Net Asset Value per Share	$32.12	$69.72	---	$69.72

*
The estimated reorganization expenses, which will be borne by the applicable Merging Portfolio, are $55,000 for the Large Cap Reorganization and $55,000 for the Natural Resources Reorganization.  However, with respect to the Natural Resources Reorganization, the Merging Portfolio is subject to a contractual expense limitation and the expense ratio of the Merging Portfolio is higher than the applicable expense limitation.  Therefore, the expenses for the Natural Resources Reorganization will effectively be borne by CIM. In addition, it is expected that the repositioning of portfolio securities in connection with the Large Cap Reorganization and Natural Resources Reorganization will result in transaction costs of approximately $21,000 and $32,000, respectively. These costs are excluded from the Portfolios’ contractual expense limitations and will reduce the net assets of the Pro Forma Combined Portfolio. See “Information About the Reorganization – Reorganization Fees and Expenses”.

**
The pro forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganizations. The actual exchange ratio will be determined based on the relative net asset value per share and the number of shares outstanding of each Portfolio on the acquisition date.

SHAREHOLDER INFORMATION FOR THE ACQUIRING PORTFOLIOS
Except as otherwise indicated, the discussion in this section provides information that applies equally to the Acquiring Portfolios and the Merging Portfolios.
Share Classes. Each Merging Portfolio and Calvert S&P 500 Index offer only one class of shares. Calvert Russell 2000 Index offers Class F shares and Class I shares. Pursuant to the terms of the Reorganization Plan for the Natural Resources Reorganization only Class I shares will be issued in exchange for the assets of Calvert Natural Resources. Class F shares will not be issued pursuant to the terms of the Reorganization Plan for the Natural Resources Reorganization.
Purchase, Exchange and Redemption of Shares. The shares of each Portfolio are offered, without sales charge, only for purchase by Insurance Companies for allocation to their separate accounts (collectively, the “Variable Accounts”) to fund the benefits under the Policies issued by the Insurance Companies. Shares are purchased by the Variable Accounts at the net asset value (“NAV”) of the Portfolio next determined after the applicable Insurance Company receives the premium payment. Each Portfolio continuously offers its shares at a price equal to the NAV per share. Initial and subsequent payments allocated to a Portfolio are subject to the limits in the applicable Policies issued by the Insurance Companies.
It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in a Portfolio, although currently neither the Insurance Companies nor the Funds foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Board intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.
The Insurance Companies redeem shares of each Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the applicable Fund is open for business (each day the New York Stock Exchange (“NYSE”) is open), and are effected at the Portfolio’s NAV next computed after the applicable Insurance Company receives a surrender request in acceptable form. There are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but redemptions cannot be wired because banks are closed.
Payment for redeemed shares will be made promptly, but in no event later than seven days after receiving a redemption request. Each Portfolio reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable. The amount received upon redemption of the shares of a Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by that Portfolio. Each Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of that Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the investor. The investor will also bear any market risks associated with the portfolio security until the security can be sold. To the extent the Portfolio holds illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Portfolio may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Portfolio does not anticipate that it would selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If illiquid securities are included in the distribution, Insurance Companies may not be able to liquidate such securities and may be required to hold such securities indefinitely. An Insurance Company’s ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by issuers of the securities or by law. An Insurance Company may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and their may be higher brokerage costs associated with any subsequent disposition of these securities.
An exchange involves the redemption of one Portfolio and the purchase of shares of another Portfolio. Please consult the prospectus for your Policy for information regarding exchange privileges.
How Shares are Priced. The price of shares is based on the applicable Portfolio’s NAV. The NAV is computed by adding the value of the Portfolio’s securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.
Each Portfolio’s NAV is calculated as of the close of each business day, which generally coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). If trading on the NYSE is halted for the day before 4 p.m. ET, each Portfolio’s NAV generally will still be calculated as of the close of regular trading on the NYSE. Each Portfolio is open for business each day the NYSE is open.
If a Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio’s shares may change on days when you will not be able to invest in or redeem Portfolio shares.
Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service.
Under the oversight of the Board and pursuant to each Portfolio’s valuation procedures adopted by the Board, CIM determines when a market quotation is not readily available or reliable for a particular investment. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of CIM, as determined in good faith under consistently applied procedures under the general supervision of the Board. No single standard exists for determining fair value, which depends on the circumstances of each investment, but, in general, fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.
In making a fair value determination, under the ultimate supervision of the Board, CIM, pursuant to the Funds’ valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular investment or type of investment. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the investment, and the forces that influence the market in which the investment is purchased and sold, as well as the type of investment, the size of the holding and numerous other specific factors. As noted above, foreign securities are valued based on quotations from the principal market in which such investments are normally traded. If events occur after the close of the principal market in which investments are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those investments, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.
Additional Payments to Financial Intermediaries
CIM or its affiliates may pay, from their own resources, certain financial intermediaries for the sale, marketing and distribution of the securities or for services to a Portfolio. These amounts may be significant. These payments are generally intended to compensate financial intermediaries for certain activities, including the following: promotion of sales of Portfolio shares, such as placing the Portfolios on a preferred list of fund families; making Portfolio shares available on certain platforms, programs, or trading venues; building brand awareness and educating a broker/dealer’s sales force about the the Portfolios; access to senior management and sales representatives of a broker/dealer; and various other promotional efforts and/or costs. Payments to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment and meals, among other things. In addition, payments may also be made in connection with CIM’s participation in or support of conferences and other events sponsored, hosted or organized by a financial intermediary. CIM may make such payments on a fixed or variable basis based on Portfolio sales, assets, transactions processed and/or accounts attributable to a financial intermediary, among other factors, including the quality of the financial intermediary’s relationship with CIM. CIM determines the amount of these payments in its sole discretion. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Portfolio to its customers. CIM may benefit from these payments to the extent the financial intermediaries sell more Portfolio shares because CIM receives greater management and other fees as Portfolio assets increase. These additional payments are made by CIM and do not increase the amount paid by Policy owners or the Portfolio. For more specific information about these payments made to your financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional.
Payments for Subtransfer Agent/Recordkeeping and/or Other Similar Administrative Services
Subtransfer agent/recordkeeping payments may be made by the Portfolio to financial intermediaries, such as the Insurance Companies (including affiliates of the Advisor), that provide subtransfer agent/recordkeeping and/or other similar administrative services to Policy owners that operate in an omnibus environment.
Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for Policy owners that reflect purchases, redemptions and share balances; mailing Policy owner confirmations and periodic statements; and furnishing proxy materials and periodic Portfolio reports, prospectuses and other communications to Policy owners as required.
The amount paid by the Portfolio for such services varies depending on the share class and services provided, but the Portfolio will not pay more than 0.11% of its average net assets attributable to the financial intermediary. Any fees due to the financial intermediary for such services that exceed this amount are paid by CIM, not the Portfolio.
Market Timing Policy. In general, each Portfolio is designed for long-term investment and not as a frequent or short-term trading (“market timing”) vehicle. The Portfolios discourage frequent purchases and redemptions of Portfolio shares. Accordingly, the Board has adopted policies and procedures in an effort to detect and prevent market timing in each Portfolio. The Board believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of CIM and the applicable Subadvisor, if any, to implement a Portfolio’s investment strategies. In addition, market timing can disrupt the management of a Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. Each Portfolio that invests in ETFs may have an increased risk of market timing activity compared to other funds. The underlying ETFs of such a Portfolio may hold securities listed on foreign exchanges or other investments that are particularly susceptible to time zone arbitrage, so market timers have a greater incentive to target funds that invest in ETFs as a way to capture the profit inherent in the time zone spread. Each Portfolio or the distributor at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that the Portfolios’ distributor will detect or prevent market timing activity.
Shareholders may hold the shares of a Portfolio through a financial intermediary which has adopted market timing policies that differ from the market timing policies adopted by the Board. In formulating their market timing policies, these financial intermediaries may or may not seek input from the Portfolios’ distributor regarding certain aspects of their market timing policies, such as the minimum holding period or the applicability of trading blocks. Accordingly, the market timing policies adopted by a financial intermediary may be quite dissimilar from the policies adopted by the Board. Shareholders should contact the financial intermediary through which the shares of a Portfolio are held for more information on the market timing policies that apply to those shares.
Portfolio shares are generally held through Variable Accounts. Each Portfolio is available as an investment option under a number of different variable insurance products. The Portfolio’s principal underwriter monitors cashflows of each Portfolio to help detect market timing.
Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between a Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio’s ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in each Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.
Each Portfolio has established information sharing agreements with financial intermediaries as required by Rule 22c-2 under the 1940 Act and otherwise uses reasonable efforts to work with financial intermediaries to identify market timing in underlying accounts. Calvert expects all financial intermediaries that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Portfolio. Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further market timing activity in the Portfolio by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.
Each Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange order accepted by any Policy owner’s financial intermediary. In such case, orders are canceled within one business day, and the purchase price is returned to the investor. Each Portfolio and the Portfolios’ distributor also may modify any terms or conditions of purchase of shares of any Portfolio (upon prior notice), or withdraw all or any part of the offering of shares of the Portfolio.
Dividends and Distributions. It is the intention of each Portfolio to distribute substantially all of its net investment income, if any on an annual basis. For dividend purposes, net investment income of a Portfolio consists interest income and dividends, less expenses. All realized net capital gains, if any, of each Portfolio are generally declared and distributed annually. All dividends and distributions are made to the Insurance Companies, not Policy owners, and are reinvested in additional shares of the applicable Portfolio at NAV rather than cash.
Taxes. As a “regulated investment company” under the Internal Revenue Code, each Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. Each Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the Policy owner level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Each Portfolio also intends to comply with the diversification requirements of section 817 of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts.
Disclaimers.
Frank Russell
The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Fund and the Acquiring Portfolios are not promoted, sponsored or endorsed by, nor in any way affiliated with the Frank Russell Company. Frank Russell is not responsible for and has not reviewed this Prospectus/Proxy Statement, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.
Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.
Frank Russell Company’s publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.
S&P
“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, “500”, “S&P 500 Index”, and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by CVP. CVP and the Acquiring Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Acquiring Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Acquiring Portfolios particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P’s only relationship to the Acquiring Portfolios is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to CVP or the Acquiring Portfolios. S&P has no obligation to take the needs of CVP or the Acquiring Portfolios or the beneficial owners of the Acquiring Portfolios into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the net asset value of the Acquiring Portfolios or the timing of the issuance or sale of shares of the Acquiring Portfolios. S&P has no obligation or liability in connection with the administration, marketing or trading of the Acquiring Portfolios.
INFORMATION ON SHAREHOLDER RIGHTS
Each Portfolio is a separate series of CVP, an open-end management investment company registered with the SEC under the 1940 Act that is organized as a Maryland corporation. Since the Portfolios are organized under and are subject to the organizational documents (i.e., the Articles of Incorporation and By-Laws) of the same Fund, there are no material differences with respect to shareholder rights.
The following provides a brief summary of certain aspects of the organizational documents of each Fund and is not a complete description of those documents or applicable law. For more complete information, shareholders should refer directly to the provisions of the Articles of Incorporation and By-Laws of the Fund and Maryland and federal law.
Shareholder Liability. Under Maryland law, shareholders of each Portfolio have no personal liability for the acts or obligations of that Portfolio or of the Fund.

Shareholder Meetings and Voting Rights. The Fund is not required to hold annual meetings of shareholders.
A shareholder meeting may be called by the Chairman of the Board at any time at the direction of the Board, or by the Secretary of the Fund upon written request of the holders of not less than 25% of the outstanding shares entitled to vote at the meeting, or as required by law or regulation. A majority of the outstanding shares of each Portfolio entitled to vote, present in person or represented at the meeting by proxy, constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority of the shares represented (greater than 50%) of each Portfolio is sufficient to act on a matter, unless a larger or different vote is required by law, including the 1940 Act. Shareholders of each Portfolio vote separately, by Portfolio, as to matters that affect only their particular Portfolio. Each share of a Portfolio is entitled to one vote and each fractional share amount is entitled to a proportional fractional vote. Shares of each Portfolio have non-cumulative voting rights.
Liquidation. In the event of liquidation or dissolution, the shareholders of a Portfolio being liquidated are entitled to receive, when and as declared by the Board, the excess of the assets belonging to that Portfolio over the liabilities incurred by that Portfolio, distributed among the shareholders in proportion to the number of shares of such Portfolio held by them on the date of distribution.
Liability and Indemnification of Directors. A current or former member of the Board who is a party, or threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of his or her service as a Board member may be indemnified against expenses, judgments, penalties, fines and amounts paid in settlement incurred in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the applicable Fund, and with respect to a criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. A Board member may not be indemnified against any liabilities to a Fund or its shareholders if he or she has been adjudged to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a court determines that indemnification is proper in view of the circumstances of the case. Indemnification, unless ordered by a court, may be made only after a determination that the Board member has met the applicable standard of conduct by: (i) a majority vote of a quorum of the Board members who are not parties to the action; (ii) a majority vote of a committee of the Board comprised of individuals who are not parties to the action; (iii) a special counsel selected by (a) a majority vote of a quorum of the Board members who are not parties to the action, (b) a majority vote of a committee of the Board comprised of individuals who are not parties to the action or (c) if there are fewer than two Board members who are not parties to the action, by the Board; or (iv) by the shareholders (without giving effect to any shares owned by or voted under the control of a Board member who is a party to the action).
GENERAL INFORMATION ABOUT THE PORTFOLIOS
Information about each Portfolio is included in a prospectus. Further information is included in each Portfolio’s Statement of Additional Information. The Prospectus and SAI for each Portfolio are dated May 1, 2016. You may obtain additional copies of the Prospectus and SAI for a Portfolio, or copies of this Prospectus/Proxy Statement and the Reorganization SAI, by calling or writing CVP at the address and phone number appearing below. Semi-Annual and Annual Reports of each Portfolio are also available by writing CVP at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745.
Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files proxy materials, reports, and other information with the Securities and Exchange Commission (Calvert Variable Products, Inc., File No. 811-03591). These reports and other information filed by CVP can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission in Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains reports, other information, and proxy statements filed for the Portfolios.

FINANCIAL STATEMENTS
The Annual Report to shareholders of each Portfolio for the period ended December 31, 2015, as well as the financial statements and financial highlights for the period indicated therein, have been incorporated by reference herein and into the Registration Statement in reliance upon the reports of KPMG LLP, independent registered public accountants to each Portfolio, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.
VOTING INFORMATION
Voting instructions (proxies) from the shareholders of each Merging Portfolio are being solicited by the CVP Board for a Joint Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m., Eastern Time, on Friday, September 9, 2016, or at such later time or date made necessary by adjournment.
The Board is soliciting proxies by U.S. mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of CVP, who will receive no additional compensation for doing so, or by Computershare, a firm which may be retained, if necessary, to assist in the solicitation of voting instructions and in the distribution and tabulation of proxies.
Quorum. With respect to each Merging Portfolio, the holders of a majority of the issued and outstanding shares of that Merging Portfolio entitled to vote, represented in person or by proxy, constitute a quorum at the Meeting. Shares of a Merging Portfolio held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum of that Merging Portfolio and for calculating the votes cast on the issues before the Meeting related to that Merging Portfolio.
Adjournment. In the event that a quorum is not present at the Meeting with respect to any Merging Portfolio, the shareholders of that Merging Portfolio present or represented by proxy at the Meeting may adjourn the Meeting from time to time until a quorum is present. Any such adjournment will require the affirmative vote of a majority of those shares of the applicable Merging Portfolio represented at the Meeting in person or by proxy. In the event that a quorum is present but sufficient votes to approve the respective proposal described in this Prospectus/Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of the proxy proposal. If a quorum is present, and an adjournment is proposed, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proxy proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proxy proposal against any such adjournment. A shareholder vote may be taken prior to adjournment of the Meeting on the applicable proxy proposal in this Prospectus/Proxy Statement if sufficient votes have been received and it is otherwise appropriate.
Vote Required. If a quorum is present at the Meeting, the affirmative vote of “a majority of the outstanding voting securities”, as defined in the 1940 Act, of each Merging Portfolio who are eligible to vote on the proxy proposal is required for approval of the applicable Reorganization Plan. This means that the proxy proposal must be approved by the lesser of:

1.
67% or more of the shares of that Merging Portfolio entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or

2.	more than 50% of the outstanding shares of that Merging Portfolio entitled to vote.
Method of Voting. In addition to voting in person at the Meeting, shareholders may also vote via the internet at www.proxy-direct. com, via telephone by calling 1-866-298-8476 or by marking, signing, dating and mailing the proxy card received with this Prospectus/Proxy Statement. Timely, properly executed proxies will be voted as instructed by shareholders, and will be voted “FOR” the applicable proposal if the proxy contains no voting instructions.
Revocation. A shareholder may revoke his or her proxy at any time before it is exercised by: (1) delivering written notice of revocation addressed to the Secretary of CVP prior to the Meeting, (2) submitting, prior to the Meeting, a properly-executed proxy bearing a later date, or (3) attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Abstentions and Broker Non-Votes. Proxies that reflect abstentions and “broker non-votes” will be counted as shares of the applicable Merging Portfolio that are present and entitled to vote for purposes of determining the presence of a quorum but do not represent votes cast with respect to a proposal. “Broker non-votes” are shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter. Accordingly, “broker non-votes” and abstentions effectively will be votes against the applicable proposal. “Broker non-votes” and abstentions will be voted by the named proxies in their discretion with respect to any proposal to adjourn the Meeting to allow for further solicitation of proxies.
Proportional Voting. The Insurance Companies will vote shares of each Merging Portfolio allocated to the Insurance Companies’ registered separate accounts in accordance with instructions received from the respective Policy Owners. The number of shares as to which voting instructions may be given under a Policy is determined by the number of full and fractional shares of that Merging Portfolio’s stock held in an Insurance Company separate account with respect to that particular Policy.
Under a “proportional voting” policy adopted by the Board, the Insurance Companies will vote all of the shares of each Merging Portfolio, including shares held by the Insurance Companies, in proportion to the voting instructions received from the respective Policy Owners. This means that they will vote each Merging Portfolio’s shares for which no timely instructions are received in proportion to the instructions they do receive, and that proxies which are properly executed and returned but are not marked with voting instructions will be voted FOR the respective proposed Reorganization. An Insurance Company will also vote any shares in its general accounts which are not attributable to Policies in the same proportion as it votes shares held in all of the Insurance Company’s registered separate accounts, in the aggregate (“echo voting”). As a result, with no minimum amount of instructed shares being required, a minority of Policy Owners could, in practice, determine the outcome of the vote on each proposed Reorganization.
The votes of shareholders of each Acquiring Portfolio are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganizations.
Record Date. Shareholders of each Merging Portfolio of record at the close of business on June 30, 2016 (the record date) are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held and fractional shares are entitled to a proportional fractional vote.
As of June 30, 2016, as shown on the books of each Merging Portfolio, the following numbers of shares were issued and outstanding:

Merging Portfolio	Number of Shares Outstanding
Calvert Large Cap	903,437.44
Calvert Natural Resources	718,430.03
As of June 30, 2016, the officers and Trustees of CVP, as a group, beneficially owned less than 1% of the outstanding shares of each Merging Portfolio.
Control Persons and Principal Holders of Securities.
As of June 30, 2016, Ameritas Life Insurance Corp. (“ALIC”) owned of record 96.37% of the shares of Calvert Large Cap and 89.44% of the shares of Calvert Natural Resources. ALIC is domiciled in Nebraska and is a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of Ameritas Mutual Holding Company. Accordingly, ALIC is an affiliate of (i) CIM and Calvert Investment Distributors, Inc., the Portfolios’ distributor, and (ii) Ameritas Investment Partners, Inc., the subadvisor of Calvert S&P 500 Index and Calvert Russell 2000 Index.
In the charts below, the column labeled “Percentage of Shares of Portfolio After Reorganization” assumes that each Reorganization was consummated on September 23, 2016. The percentages shown do not reflect any adjustments related to the expenses of the applicable Reorganization, but they do factor in the difference in net asset values of the applicable Merging Portfolio and Acquiring Portfolio on June 30, 2016.

Calvert Large Cap è Calvert S&P 500 Index
As of June 30, 2016, the following shareholders owned of record 5% or more of the outstanding voting securities of Calvert Large Cap as shown:

Name and Address	No. of Shares	Percentage of Shares of Portfolio Before Reorganization	Percentage of Shares of Portfolio After Reorganization
Ameritas Life Insurance Corp. Account V Lincoln, NE	311,212	34.45%	16.51%
Ameritas Life Insurance Corp. Account VA2 Lincoln, NE	303,318	33.57%	33.53%
Ameritas Life Insurance Corp. Carillon Account Lincoln, NE	193,450	21.41%	8.94%
Ameritas Life Insurance Corp. Carillon Life Account Lincoln, NE	62,705	6.94%	7.02%
As of June 30, 2016, the following shareholders owned of record 5% or more of the outstanding voting securities of Calvert S&P 500 Index as shown:

Name and Address	No. of Shares	Percentage of Shares of Portfolio Before Reorganization	Percentage of Shares of Portfolio After Reorganization
Ameritas Life Insurance Corp. Account VA2 Lincoln, NE	1,097,484	33.52%	33.53%
Ameritas Life Insurance Corp. Account V Lincoln, NE	421,931	12.89%	16.51%
Ameritas Life Insurance Corp. Account G-2 Lincoln, NE	399,930	12.22%	10.16%
Ameritas Life Insurance Corp. Account D Lincoln, NE	349,917	10.69%	8.89%
Ameritas Life Insurance Corp. Account G Lincoln, NE	335,691	10.25%	8.53%
Ameritas Life Insurance Corp. Carillon Life Account Lincoln, NE	230,281	7.03%	7.02%
Ameritas Life Insurance Corp. Carillon Account Lincoln, NE	210,340	6.43%	8.94%

Calvert Natural Resources è Calvert Russell 2000 Index
As of June 30, 2016, the following shareholders owned of record 5% or more of the outstanding voting securities of Calvert Natural Resources as shown:

Name and Address	No. of Shares	Percentage of Shares of Portfolio Before Reorganization	Percentage of Class I Shares of Portfolio After Reorganization
Ameritas Life Insurance Corp. Separate Account VA2 Lincoln, NE	327,207	45.54%	33.39%
Ameritas Life Insurance Corp. Account D Lincoln, NE	78,081	10.87%	1.96%
Ameritas Life Insurance Corp. Carillon Account Lincoln, NE	67,649	9.42%	5.91%
Ameritas Life Insurance Corp. Account G Lincoln, NE	67,179	9.35%	7.14%
Ameritas Life Insurance Corp. Separate Account V Lincoln, NE	59,462	8.28%	16.40%
Ameritas Life Insurance Corp. Separate Account LLVA Lincoln, NE	42,986	5.98%	1.08%
As of June 30, 2016, the following shareholders owned of record 5% or more of the outstanding Class I voting securities of Calvert Russell 2000 Index as shown:

Name and Address	No. of Shares	Percentage of Shares of Portfolio Before Reorganization	Percentage of Class I Shares of Portfolio After Reorganization
Ameritas Life Insurance Corp. Separate Account VA2 Lincoln, NE	531,557	30.72%	33.39%
Ameritas Life Insurance Corp. Separate Account V Lincoln, NE	314,625	18.18%	16.40%
Ameritas Life Insurance Corp. Separate Account G-2 Lincoln, NE	134,303	7.76%	6.36%
Modern Woodmen of America Topeka, KS	120,714	6.98%	5.72%
Ameritas Life Insurance Corp. Separate Account G Lincoln, NE	115,080	6.65%	7.14%
Farm Bureau Life Insurance Company West Des Moines, Iowa	112,105	6.48%	5.31%
Ameritas Life Insurance Corp. Carillon Account Lincoln, NE	88,921	5.14%	5.91%
ALIC has advised CVP that as of June 30, 2016 there were no Policy Owners entitled to instruct the Insurance Companies with respect to more than 5% of the shares of Calvert Large Cap or Calvert Natural Resources.
Failure to Obtain Shareholder Approval. In the event that shareholder approval is not obtained for a Reorganization, the Board may take any and all action, consistent with applicable law, to attempt to address the challenges facing the related Merging Portfolio, including actions that would result in the liquidation of that Portfolio. See “Reasons for the Reorganization”.
SHAREHOLDER PROPOSALS
CVP does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for any subsequent meeting of shareholders should send their written proposals to the

Secretary of CVP at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Proposals must be received a reasonable time prior to the date of any such meeting of shareholders to be considered for inclusion in the proxy materials for such meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to any proposal deferred to a later shareholders’ meeting because it was submitted on an untimely basis. If the Reorganizations described in this Prospectus/Proxy Statement are consummated, there will be no further meetings of the shareholders of Calvert Large Cap or Calvert Natural Resources.
OTHER BUSINESS
The Board does not know of any matters to be presented at the Meeting other than those set forth in this Prospectus/Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.
By Order of the Board of Directors of Calvert Variable Products, Inc.
Andrew K. Niebler
Vice President & Secretary

THE BOARD OF DIRECTORS OF CALVERT VARIABLE PRODUCTS, INC., INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS A VOTE FOR APPROVAL OF EACH REORGANIZATION PLAN.
TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY CAST YOUR VOTE ON THE INTERNET, BY TELEPHONE OR BY MARKING, DATING, EXECUTING AND MAILING THE ENCLOSED PROXY CARD. A PRE-ADDRESSED POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of July 22, 2016, is between Calvert Variable Products, Inc. (“CVP”), on behalf of Calvert VP SRI Large Cap Core Portfolio (the “Merging Portfolio”), and CVP, on behalf of Calvert VP S&P 500 Index Portfolio (the “Acquiring Portfolio”).

This Agreement and Plan of Reorganization (the “Agreement” or “Plan”) is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Merging Portfolio to the Acquiring Portfolio in exchange for common stock of the Acquiring Portfolio, the assumption by the Acquiring Portfolio of the liabilities of the Merging Portfolio, and the distribution of the Acquiring Portfolio’s shares to the shareholders of the Merging Portfolio in complete liquidation of the Merging Portfolio, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1.    SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the Merging Portfolio shareholders shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement. The Acquiring Portfolio shall furnish to the Merging Portfolio such data and information as shall be reasonably requested by the Merging Portfolio for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2.    REORGANIZATION

(a)    Plan of Reorganization. The Merging Portfolio will convey, transfer, and deliver to the Acquiring Portfolio all of the then-existing assets and property of the Merging Portfolio including without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Merging Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Merging Portfolio at the closing provided for in Section 2(b) of this Agreement (the “Closing”). In consideration thereof, the Acquiring Portfolio agrees at the Closing to deliver to the Merging Portfolio, in exchange for the assets, the number of full and fractional shares of Class I common stock of the Acquiring Portfolio (the “Acquiring Portfolio Shares”) to be determined as follows:

In accordance with Section 3 of this Agreement, the number of the Acquiring Portfolio Shares to be issued shall be determined by dividing the per share net asset value of the Merging Portfolio shares (rounded to the nearest millionth) by the net asset value per share of the Acquiring Portfolio (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of the Merging Portfolio as of the close of business on the Closing date (the “Closing Date”). It is expressly agreed that there will be no sales charge to the Merging Portfolio, or to any of the shareholders of the Merging Portfolio upon distribution of the Acquiring Portfolio Shares to them.

(b)    Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i)     the latest of (x) the satisfaction of all representations and warranties contained herein, (y) receipt of all necessary regulatory approvals, and (z) the final adjournment of the meeting of shareholders of the Merging Portfolio at which the Plan will be considered, or

(ii)     such later date as the parties may mutually agree.

(c)    On or as soon as practicable prior to the Closing Date, the Merging Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

3.    VALUATION OF NET ASSETS

(a)    The value of the Merging Portfolio’s assets to be transferred to the Acquiring Portfolio under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the “Valuation Date”) using the valuation procedures as set forth in the Merging Portfolio’s prospectus.

(b)    The net asset value per share of the Acquiring Portfolio Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by the Acquiring Portfolio’s Controller using the same valuation procedures as set forth in the Acquiring Portfolio’s prospectus.

(c)    A copy of the computation showing in reasonable detail the valuation of the Merging Portfolio’s net assets, using the valuation procedures as set forth in the Merging Portfolio’s prospectus, to be transferred to the Acquiring Portfolio pursuant to Section 2 of this Agreement, certified by the Controller of the Merging Portfolio, shall be furnished by the Merging Portfolio to the Acquiring Portfolio at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of the Acquiring Portfolio Shares pursuant to Section 2 of this Agreement, certified by the Controller of the Acquiring Portfolio, shall be furnished by the Acquiring Portfolio to the Merging Portfolio at the Closing.

In the event that on the Valuation Date: (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Portfolio or the Merging Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of an officer of CVP and an officer of CVP, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Merging Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

CVP, on behalf of the Acquiring Portfolio, and CVP, on behalf of the Merging Portfolio, agree to use commercially reasonable efforts to resolve, prior to the Valuation Date, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Portfolio and the Merging Portfolio.

4.    LIQUIDATION AND DISSOLUTION

(a)     As soon as practicable after the Closing Date, the Merging Portfolio will distribute pro rata to Merging Portfolio shareholders of record as of the close of business on the Closing Date the Acquiring Portfolio Shares received by the Merging Portfolio pursuant to Section 2(a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of the Acquiring Portfolio in the names of each such shareholder of the Merging Portfolio, representing the respective pro rata number of full and fractional Acquiring Portfolio Shares due to each. No such shareholder accounts shall be established by the Acquiring Portfolio or the transfer agent for the Acquiring Portfolio except pursuant to written instructions from the Merging Portfolio, and the Merging Portfolio agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Merging Portfolio shareholder a pro rata share of the number of the Acquiring Portfolio Shares received pursuant to Section 2(a) of this Agreement.

(b)    Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by the Acquiring Portfolio or its transfer agent to each shareholder of the Merging Portfolio receiving such distribution of the Acquiring Portfolio Shares informing such shareholder of the number of the Acquiring Portfolio Shares distributed to such shareholder and confirming the registration thereof in such shareholder’s name.

(c)        Share certificates representing the Acquiring Portfolio Shares shall not be issued in connection with the Reorganization. Ownership of the Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent.

(d)     As promptly as is practicable after the liquidation of the Merging Portfolio, and in no event later than 12 months from the date of this Agreement, the Merging Portfolio shall be terminated pursuant to the provisions of the Plan and the By-Laws and Articles of Incorporation of CVP.

(e)     Immediately after the Closing Date, the share transfer books of the Merging Portfolio shall be closed and no transfer of shares shall thereafter be made on those books.

5.    ARTICLES OF INCORPORATION AND BY-LAWS

(a)    Articles of Incorporation. The Articles of Incorporation of CVP, which governs its series, in effect at the Effective Time of the Reorganization, shall continue to be the Articles of Incorporation of CVP until the same shall thereafter be amended or repealed in accordance with its terms or applicable law.

(b)    By-Laws. The By-Laws of CVP, which govern its series, in effect at the Effective Time of the Reorganization, shall continue to be the By-Laws of CVP until the same shall thereafter be amended or repealed in accordance with the terms of CVP’s By-Laws or Articles of Incorporation or applicable law.

6.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING PORTFOLIO

(a)     Organization, Existence, etc. The Acquiring Portfolio is a duly organized series of CVP, validly existing and in good standing under the laws of the State of Maryland. The Acquiring Portfolio has the power to carry on the business of the Acquiring Portfolio as it is now being conducted. Currently, CVP is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction. The Acquiring Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)     Registration as Investment Company. CVP, of which the Acquiring Portfolio is a series, is registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)     Capitalization. The Acquiring Portfolio has 30,000,000 authorized shares of beneficial interest, $0.10 par value, of which as of June 30, 2016, 3,280,353.252 shares were outstanding; and no shares were held in the treasury of the Acquiring Portfolio. All of the outstanding shares of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Portfolio is a series of an open-end management investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d)    Shares to be Issued Upon Reorganization. The Acquiring Portfolio Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e)    Authority Relative to this Agreement. CVP has the power to enter into the Plan on behalf of the Acquiring Portfolio and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated by this Plan have been duly authorized by the Board of Directors of CVP and no other proceedings by CVP are necessary to authorize its officers to effectuate the Plan and the transactions contemplated herein. The Acquiring Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the execution and carrying out of the Plan.

(f)     Liabilities. There are no liabilities of the Acquiring Portfolio, whether or not determined or determinable, other than the liabilities that will be disclosed or provided for in the Acquiring Portfolio’s financial statements for the period ended December 31, 2015 (the “Acquiring Portfolio Financial Statements”) and liabilities incurred in the ordinary course of business subsequent to December 31, 2015, or otherwise previously disclosed to the Merging Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

(g)     Litigation. To the knowledge of the officers of CVP and the CVP Board of Directors there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Acquiring Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)     Contracts. Except for contracts and agreements previously disclosed to the Merging Portfolio under which no default exists, CVP on behalf of the Acquiring Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)     Taxes. The federal income tax returns of the Acquiring Portfolio have been filed for all taxable years ending on or prior to the Closing Date, and all taxes payable pursuant to such returns have been paid. Since commencement of operations, the Acquiring Portfolio has qualified as a regulated investment company under the Code with respect to each taxable year of the Acquiring Portfolio ending on or prior to the last day of the calendar year in which the Closing occurs.
(j)     Registration Statement. The Acquiring Portfolio shall have filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement under the Securities Act of 1933 (“Securities Act”) relating to the Acquiring Portfolio Shares issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i)     will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Regulations”), and

(ii)     will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders’ meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Portfolio and as pertaining to the Acquiring Portfolio, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Portfolio for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

(k)    Brokerage payments. No brokerage or finders fees are payable in connection with this transaction other than those that are disclosed in the Registration Statement referred to in Section 6(j).

7.	REPRESENTATIONS AND WARRANTIES OF THE MERGING PORTFOLIO

(a)     Organization, Existence, etc. The Merging Portfolio is a duly organized series of CVP, validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted. Currently, CVP is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction. The Merging Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)     Registration as Investment Company. CVP, of which the Merging Portfolio is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)     Capitalization. The Merging Portfolio has 40,000,000 authorized shares of beneficial interest, $0.10 par value, of which as of June 30, 2016, 902,699.616 shares were outstanding; and no shares were held in the treasury of the Merging Portfolio. All of the outstanding shares of the Merging Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Merging Portfolio is a series of an open-end management investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of the Merging Portfolio may change prior to the Effective Date of the Reorganization.

(d)     Financial Statements. The audited financial statements of the Merging Portfolio for the year ended December 31, 2015, to be delivered to the Acquiring Portfolio, will fairly present the financial position of the Merging Portfolio as of December 31, 2015, and the results of its operations and changes in net assets for the year then ended (the “Merging Portfolio Financial Statements”).

(e)     Authority Relative to this Agreement. CVP has the power to enter into the Plan on behalf of its series, the Merging Portfolio, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated by this Plan have been duly authorized by the Board of Directors of CVP and, except for approval by the holders of its outstanding shares, no other proceedings by CVP are necessary to authorize its officers to effectuate the Plan and the transactions contemplated herein. The Merging Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the execution and carrying out of the Plan.

(f)     Liabilities. There are no liabilities of the Merging Portfolio whether or not determined or determinable, other than the liabilities that will be disclosed or provided for in the Merging Portfolio Financial Statements, liabilities incurred in the ordinary course of business or liabilities otherwise previously disclosed to the Acquiring Portfolio, none of which has been materially adverse to the business, assets, or results of operations of the Merging Portfolio.

(g)     Litigation. To the knowledge of the officers of CVP and the CVP Board of Directors, there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Merging Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)     Contracts. Except for contracts and agreements previously disclosed to the Acquiring Portfolio under which no default exists, CVP, on behalf of the Merging Portfolio, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)     Taxes. The federal income tax returns of the Merging Portfolio have been filed for all taxable years ending on or prior to the Closing Date, and all taxes payable pursuant to such returns have been paid. Since commencement of operations, the Merging Portfolio has qualified as a regulated investment company under the Code with respect to each taxable year of the Merging Portfolio ending on or prior to the Closing Date.

(j)     Portfolio Securities. All securities to be listed in the schedule of investments of the Merging Portfolio as of the Effective Time of the Reorganization will be owned by CVP on behalf of the Merging Portfolio free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Plan will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k)     Registration Statement. The Merging Portfolio will cooperate with the Acquiring Portfolio in connection with the Registration Statement referred to in Section 6(j) of this Agreement, and will furnish to the Acquiring Portfolio the information relating to the Merging Portfolio required by the Securities Act and the regulations promulgated thereunder to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the

time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Merging Portfolio:

(i)     will comply in all material respects with the provisions of the Securities Act and the Regulations, and

(ii)     will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders’ meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Portfolio, insofar as it relates to the Merging Portfolio, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Portfolio for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

(l)    Brokerage payments. No brokerage or finders fees are payable in connection with this transaction other than those that are disclosed in the Registration Statement referred to in Section 6(j).

8.    CONDITIONS TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of the Acquiring Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)    Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Merging Portfolio shall have complied with each of its obligations under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Merging Portfolio since December 31, 2015. As of the Effective Time of the Reorganization, the Acquiring Portfolio shall have received a certificate from the Merging Portfolio satisfactory in form and substance to the Acquiring Portfolio indicating that the Merging Portfolio has met the terms stated in this Section.

(b)    Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(c)    Tax Opinion. The Acquiring Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Acquiring Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Acquiring Portfolio and the shareholders of the Acquiring Portfolio. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Portfolio in connection with the Reorganization, and on such other written representations as the Merging Portfolio and the Acquiring Portfolio will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes, and while the matter is not entirely free from doubt:

(i)
The transfer of all of the assets of the Merging Portfolio in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the liabilities of the Merging Portfolio followed by the distribution of said Acquiring Portfolio shares pro rata to the separate accounts as shareholders of the Merging Portfolio in liquidation of the Merging Portfolio will constitute a

“reorganization” within the meaning of §368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Acquiring Portfolio and the Merging Portfolio will each be “a party to the Reorganization” within the meaning of §368(b) of the Code.

(ii)
No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Merging Portfolio solely in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the liabilities of the Merging Portfolio.

(iii)
No gain or loss will be recognized by the Merging Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the liabilities of the Merging Portfolio, or upon the distribution (whether actual or constructive) of such Acquiring Portfolio shares to the separate accounts as shareholders of the Merging Portfolio in exchange for their Merging Portfolio shares.

(iv)
No gain or loss will be recognized by the separate accounts as shareholders of the Merging Portfolio upon the exchange of their Merging Portfolio shares for Acquiring Portfolio shares in liquidation of the Merging Portfolio.

(v)
The aggregate tax basis of Acquiring Portfolio shares received by each separate account as a shareholder of the Merging Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the Merging Portfolio shares held by such separate account shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Portfolio shares received by each separate account as a shareholder of the Merging Portfolio will include the period during which the Merging Portfolio shares exchanged therefor were held by such separate account shareholder (provided the Merging Portfolio shares were held as a capital asset on the date of the Reorganization).

(vi)
The tax basis of the assets of the Merging Portfolio acquired by the Acquiring Portfolio will be the same as the tax basis of those assets to the Merging Portfolio immediately prior to the Reorganization, and the holding period of the assets of the Merging Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Merging Portfolio.

(vii)
The Acquiring Portfolio will succeed to and take into account the capital loss carryovers of the Merging Portfolio described in section 381(c) of the Code. The Acquiring Portfolio will take any such capital loss carryovers into account subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and regulations thereunder.

(d)    Opinion of Counsel. The Acquiring Portfolio shall have received the opinion of counsel for the Merging Portfolio, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Acquiring Portfolio, to the effect that:

(i)     CVP is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii)     The Merging Portfolio is a series of CVP; and

(iii)     The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of CVP, and the Plan has been duly executed and delivered by CVP on behalf of the Merging Portfolio and, assuming due authorization, execution, and delivery of the Plan by CVP on behalf of the Acquiring Portfolio, is a valid and binding obligation of CVP and its series, the Merging Portfolio.

9.	CONDITIONS TO OBLIGATIONS OF THE MERGING PORTFOLIO

The obligations of the Merging Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)     Shareholder Approval. The Plan shall have been approved by the affirmative vote of a majority of the outstanding voting securities of the Merging Portfolio as required by the Act. This means that the Plan must be approved by the lesser of: (i) 67% of the shares of the Merging Portfolio entitled to vote and present at a meeting if the holders of more than 50% of the outstanding shares entitled to vote are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Merging Portfolio entitled to vote.

(b)     Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, the Acquiring Portfolio shall have complied with each of its responsibilities under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of the Acquiring Portfolio since December 31, 2015. As of the Effective Time of the Reorganization, the Merging Portfolio shall have received a certificate from the Acquiring Portfolio satisfactory in form and substance to the Merging Portfolio indicating that the Acquiring Portfolio has met the terms stated in this Section.

(c)     Regulatory Approval. The Registration Statement referred to in Section 6(j) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(d)    Tax Opinion. The Merging Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Merging Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Merging Portfolio and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Portfolio in connection with the Reorganization, and on such other written representations as the Merging Portfolio and the Acquiring Portfolio will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes, and while the matter is not entirely free from doubt:

(i)
The transfer of all of the assets of the Merging Portfolio in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the liabilities of the Merging Portfolio followed by the distribution of said Acquiring Portfolio shares pro rata to the separate accounts as shareholders of the Merging Portfolio in liquidation of the Merging Portfolio will constitute a “reorganization” within the meaning of §368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Acquiring Portfolio and the Merging Portfolio will each be “a party to the Reorganization” within the meaning of §368(b) of the Code.

(ii)
No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Merging Portfolio solely in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the liabilities of the Merging Portfolio.

(iii)
No gain or loss will be recognized by the Merging Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the liabilities of the Merging Portfolio, or upon the distribution (whether actual or constructive) of such Acquiring Portfolio shares to the separate accounts as shareholders of the Merging Portfolio in exchange for their Merging Portfolio shares.

(iv)
No gain or loss will be recognized by the separate accounts as shareholders of the Merging Portfolio upon the exchange of their Merging Portfolio shares for Acquiring Portfolio shares in liquidation of the Merging Portfolio.

(v)
The aggregate tax basis of Acquiring Portfolio shares received by each separate account as a shareholder of the Merging Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the Merging Portfolio shares held by such separate account shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Portfolio shares received by each separate account as a shareholder of the Merging Portfolio will include the period during which the Merging Portfolio shares exchanged therefor were held by such separate account shareholder (provided the Merging Portfolio shares were held as a capital asset on the date of the Reorganization).

(vi)
The tax basis of the assets of the Merging Portfolio acquired by the Acquiring Portfolio will be the same as the tax basis of those assets to the Merging Portfolio immediately prior to the Reorganization, and the holding period of the assets of the Merging Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Merging Portfolio.

(vii)
The Acquiring Portfolio will succeed to and take into account the capital loss carryovers of the Merging Portfolio described in section 381(c) of the Code. The Acquiring Portfolio will take any such capital loss carryovers into account subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and regulations thereunder.

(e)     Opinion of Counsel. The Merging Portfolio shall have received the opinion of counsel for the Acquiring Portfolio, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Merging Portfolio, to the effect that:

(i)     CVP is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii)     The Acquiring Portfolio is a series of CVP;

(iii)     The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of CVP, and the Plan has been duly executed and delivered by CVP on behalf of the Acquiring Portfolio and, assuming due authorization, execution, and delivery of the Plan by CVP on behalf of the Merging Portfolio, is a valid and binding obligation of CVP and its series, the Acquiring Portfolio; and

(iv)     the Acquiring Portfolio Shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan and CVP’s Articles of Incorporation and By-Laws will be legally issued, fully paid and non-assessable shares of common stock of the Acquiring Portfolio.

10.     AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS,
WARRANTIES AND REPRESENTATIONS

(a)     The parties hereto may, by agreement in writing authorized by the Board of Directors of each party, amend the Plan at any time before or after approval of the Plan by shareholders of the Merging Portfolio, but after such approval, no amendment shall be made that materially changes the terms of this Agreement.

(b)     At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c)      The Merging Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of the Acquiring Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Acquiring Portfolio.

(d)      the Acquiring Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Merging Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of the Merging Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Merging Portfolio.

(e)     The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of the Merging Portfolio, without liability on the part of either party hereto or its respective Directors, officers, or shareholders, and shall be terminated without liability as of the close of business on December 31, 2016, if the Effective Time of the Reorganization is not on or prior to such date.

(f)     No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11.    EXPENSES

The Merging Portfolio will bear the expenses incurred in connection with this Reorganization.

12.    GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, the Merging Portfolio and the Acquiring Portfolio have caused the Plan to be executed on their behalf by their respective President, Vice President or Treasurer, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

CALVERT VARIABLE PRODUCTS, INC.,
on behalf of Calvert VP SRI Large Cap Core Portfolio
Attest:
By:    /s/ Andrew K. Niebler         By:    /s/ John H. Streur
Name:    Andrew K. Niebler    Name:    John H.Streur
Title:    Assistant Secretary    Title:    President
CALVERT VARIABLE PRODUCTS, INC.,
on behalf of Calvert VP S&P 500 Index Portfolio
Attest:
By:    /s/ Andrew K. Niebler        By:    /s/ Vicki Benjamin
Name:    Andrew K. Niebler    Name:    Vicki Benjamin
Title:    Assistant Secretary    Title:    Treasurer

EXHIBIT B
AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of July 22, 2016, is between Calvert Variable Products, Inc. (“CVP”), on behalf of Calvert VP Natural Resources Portfolio (the “Merging Portfolio”), and CVP, on behalf of Calvert VP Russell 2000 Small Cap Index Portfolio (the “Acquiring Portfolio”).

This Agreement and Plan of Reorganization (the “Agreement” or “Plan”) is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Merging Portfolio to the Acquiring Portfolio in exchange for common stock of the Acquiring Portfolio, the assumption by the Acquiring Portfolio of the liabilities of the Merging Portfolio, and the distribution of the Acquiring Portfolio’s shares to the shareholders of the Merging Portfolio in complete liquidation of the Merging Portfolio, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1.    SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the Merging Portfolio shareholders shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement. The Acquiring Portfolio shall furnish to the Merging Portfolio such data and information as shall be reasonably requested by the Merging Portfolio for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2.    REORGANIZATION

(a)    Plan of Reorganization. The Merging Portfolio will convey, transfer, and deliver to the Acquiring Portfolio all of the then-existing assets and property of the Merging Portfolio including without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Merging Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Merging Portfolio at the closing provided for in Section 2(b) of this Agreement (the “Closing”). In consideration thereof, the Acquiring Portfolio agrees at the Closing to deliver to the Merging Portfolio, in exchange for the assets, the number of full and fractional shares of common stock of the Acquiring Portfolio (the “Acquiring Portfolio Shares”) to be determined as follows:

In accordance with Section 3 of this Agreement, the number of the Acquiring Portfolio Shares to be issued shall be determined by dividing the per share net asset value of the Merging Portfolio shares (rounded to the nearest millionth) by the net asset value per share of the Acquiring Portfolio (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of the Merging Portfolio as of the close of business on the Closing date (the “Closing Date”). It is expressly agreed that there will be no sales charge to the Merging Portfolio, or to any of the shareholders of the Merging Portfolio upon distribution of the Acquiring Portfolio Shares to them.

(b)    Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i)     the latest of (x) the satisfaction of all representations and warranties contained herein, (y) receipt of all necessary regulatory approvals, and (z) the final adjournment of the meeting of shareholders of the Merging Portfolio at which the Plan will be considered, or

(ii)     such later date as the parties may mutually agree.

(c)    On or as soon as practicable prior to the Closing Date, the Merging Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

3.    VALUATION OF NET ASSETS

(a)    The value of the Merging Portfolio’s assets to be transferred to the Acquiring Portfolio under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the “Valuation Date”) using the valuation procedures as set forth in the Merging Portfolio’s prospectus.

(b)    The net asset value per share of the Acquiring Portfolio Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by the Acquiring Portfolio’s Controller using the same valuation procedures as set forth in the Acquiring Portfolio’s prospectus.

(c)    A copy of the computation showing in reasonable detail the valuation of the Merging Portfolio’s net assets, using the valuation procedures as set forth in the Merging Portfolio’s prospectus, to be transferred to the Acquiring Portfolio pursuant to Section 2 of this Agreement, certified by the Controller of the Merging Portfolio, shall be furnished by the Merging Portfolio to the Acquiring Portfolio at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of the Acquiring Portfolio Shares pursuant to Section 2 of this Agreement, certified by the Controller of the Acquiring Portfolio, shall be furnished by the Acquiring Portfolio to the Merging Portfolio at the Closing.

In the event that on the Valuation Date: (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Portfolio or the Merging Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of an officer of CVP and an officer of CVP, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Merging Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

CVP, on behalf of the Acquiring Portfolio, and CVP, on behalf of the Merging Portfolio, agree to use commercially reasonable efforts to resolve, prior to the Valuation Date, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Portfolio and the Merging Portfolio.

4.    LIQUIDATION AND DISSOLUTION

(a)     As soon as practicable after the Closing Date, the Merging Portfolio will distribute pro rata to Merging Portfolio shareholders of record as of the close of business on the Closing Date the Acquiring Portfolio Shares received by the Merging Portfolio pursuant to Section 2(a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of the Acquiring Portfolio in the names of each such shareholder of the Merging Portfolio, representing the respective pro rata number of full and fractional Acquiring Portfolio Shares due to each. No such shareholder accounts shall be established by the Acquiring Portfolio or the transfer agent for the Acquiring Portfolio except pursuant to written instructions from the Merging Portfolio, and the Merging Portfolio agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Merging Portfolio shareholder a pro rata share of the number of the Acquiring Portfolio Shares received pursuant to Section 2(a) of this Agreement.

(b)    Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by the Acquiring Portfolio or its transfer agent to each shareholder of the Merging Portfolio receiving such distribution of the Acquiring Portfolio Shares informing such shareholder of the number of the Acquiring Portfolio Shares distributed to such shareholder and confirming the registration thereof in such shareholder’s name.

(c)        Share certificates representing the Acquiring Portfolio Shares shall not be issued in connection with the Reorganization. Ownership of the Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent.

(d)     As promptly as is practicable after the liquidation of the Merging Portfolio, and in no event later than 12 months from the date of this Agreement, the Merging Portfolio shall be terminated pursuant to the provisions of the Plan and the By-Laws and Articles of Incorporation of CVP.

(e)     Immediately after the Closing Date, the share transfer books of the Merging Portfolio shall be closed and no transfer of shares shall thereafter be made on those books.

5.    ARTICLES OF INCORPORATION AND BY-LAWS

(a)    Articles of Incorporation. The Articles of Incorporation of CVP, which governs its series, in effect at the Effective Time of the Reorganization, shall continue to be the Articles of Incorporation of CVP until the same shall thereafter be amended or repealed in accordance with its terms or applicable law.

(b)    By-Laws. The By-Laws of CVP, which govern its series, in effect at the Effective Time of the Reorganization, shall continue to be the By-Laws of CVP until the same shall thereafter be amended or repealed in accordance with the terms of CVP’s By-Laws or Articles of Incorporation or applicable law.

6.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING PORTFOLIO

(a)     Organization, Existence, etc. The Acquiring Portfolio is a duly organized series of CVP, validly existing and in good standing under the laws of the State of Maryland. The Acquiring Portfolio has the power to carry on the business of the Acquiring Portfolio as it is now being conducted. Currently, CVP is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction. The Acquiring Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)     Registration as Investment Company. CVP, of which the Acquiring Portfolio is a series, is registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)     Capitalization. The Acquiring Portfolio has 20,000,000 authorized shares of Class I common stock, $0.10 par value, of which as of June 30, 2016, 1,729,806.201 shares were outstanding; and no shares were held in the treasury of the Acquiring Portfolio. All of the outstanding shares of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Portfolio is a series of an open-end management investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d)    Shares to be Issued Upon Reorganization. The Acquiring Portfolio Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e)    Authority Relative to this Agreement. CVP has the power to enter into the Plan on behalf of the Acquiring Portfolio and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated by this Plan have been duly authorized by the Board of Directors of CVP and no other proceedings by CVP are necessary to authorize its officers to effectuate the Plan and the transactions contemplated herein. The Acquiring Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the execution and carrying out of the Plan.

(f)     Liabilities. There are no liabilities of the Acquiring Portfolio, whether or not determined or determinable, other than the liabilities that will be disclosed or provided for in the Acquiring Portfolio’s financial statements for the period ended December 31, 2015 (the “Acquiring Portfolio Financial Statements”) and liabilities incurred in the ordinary course of business subsequent to December 31, 2015, or otherwise previously disclosed to the Merging Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

(g)     Litigation. To the knowledge of the officers of CVP and the CVP Board of Directors there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Acquiring Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)     Contracts. Except for contracts and agreements previously disclosed to the Merging Portfolio under which no default exists, CVP on behalf of the Acquiring Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)     Taxes. The federal income tax returns of the Acquiring Portfolio have been filed for all taxable years ending on or prior to the Closing Date, and all taxes payable pursuant to such returns have been paid. Since commencement of operations, the Acquiring Portfolio has qualified as a regulated investment company under the Code with respect to each taxable year of the Acquiring Portfolio ending on or prior to the last day of the calendar year in which the Closing occurs.
(j)     Registration Statement. The Acquiring Portfolio shall have filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement under the Securities Act of 1933 (“Securities Act”) relating to the Acquiring Portfolio Shares issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i)     will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Regulations”), and

(ii)     will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders’ meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Portfolio and as pertaining to the Acquiring Portfolio, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Portfolio for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

(k)    Brokerage payments. No brokerage or finders fees are payable in connection with this transaction other than those that are disclosed in the Registration Statement referred to in Section 6(j).

7.	REPRESENTATIONS AND WARRANTIES OF THE MERGING PORTFOLIO

(a)     Organization, Existence, etc. The Merging Portfolio is a duly organized series of CVP, validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted. Currently, CVP is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction. The Merging Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)     Registration as Investment Company. CVP, of which the Merging Portfolio is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)     Capitalization. The Merging Portfolio has 20,000,000 authorized shares of common stock, $0.10 par value, of which as of June 30, 2016, 696,033.004 shares were outstanding; and no shares were held in the treasury of the Merging Portfolio. All of the outstanding shares of the Merging Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Merging Portfolio is a series of an open-end management investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of the Merging Portfolio may change prior to the Effective Date of the Reorganization.

(d)     Financial Statements. The audited financial statements of the Merging Portfolio for the year ended December 31, 2015, to be delivered to the Acquiring Portfolio, will fairly present the financial position of the Merging Portfolio as of December 31, 2015, and the results of its operations and changes in net assets for the year then ended (the “Merging Portfolio Financial Statements”).

(e)     Authority Relative to this Agreement. CVP has the power to enter into the Plan on behalf of its series, the Merging Portfolio, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated by this Plan have been duly authorized by the Board of Directors of CVP and, except for approval by the holders of its outstanding shares, no other proceedings by CVP are necessary to authorize its officers to effectuate the Plan and the transactions contemplated herein. The Merging Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the execution and carrying out of the Plan.

(f)     Liabilities. There are no liabilities of the Merging Portfolio whether or not determined or determinable, other than the liabilities that will be disclosed or provided for in the Merging Portfolio Financial Statements, liabilities incurred in the ordinary course of business or liabilities otherwise previously disclosed to the Acquiring Portfolio, none of which has been materially adverse to the business, assets, or results of operations of the Merging Portfolio.

(g)     Litigation. To the knowledge of the officers of CVP and the CVP Board of Directors, there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Merging Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)     Contracts. Except for contracts and agreements previously disclosed to the Acquiring Portfolio under which no default exists, CVP, on behalf of the Merging Portfolio, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)     Taxes. The federal income tax returns of the Merging Portfolio have been filed for all taxable years ending on or prior to the Closing Date, and all taxes payable pursuant to such returns have been paid. Since commencement of operations, the Merging Portfolio has qualified as a regulated investment company under the Code with respect to each taxable year of the Merging Portfolio ending on or prior to the Closing Date.

(j)     Portfolio Securities. All securities to be listed in the schedule of investments of the Merging Portfolio as of the Effective Time of the Reorganization will be owned by CVP on behalf of the Merging Portfolio free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Plan will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k)     Registration Statement. The Merging Portfolio will cooperate with the Acquiring Portfolio in connection with the Registration Statement referred to in Section 6(j) of this Agreement, and will furnish to the Acquiring Portfolio the information relating to the Merging Portfolio required by the Securities Act and the regulations promulgated thereunder to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the

time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Merging Portfolio:

(i)     will comply in all material respects with the provisions of the Securities Act and the Regulations, and

(ii)     will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders’ meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Portfolio, insofar as it relates to the Merging Portfolio, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Portfolio for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

(l)    Brokerage payments. No brokerage or finders fees are payable in connection with this transaction other than those that are disclosed in the Registration Statement referred to in Section 6(j).

8.    CONDITIONS TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of the Acquiring Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)    Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Merging Portfolio shall have complied with each of its obligations under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Merging Portfolio since December 31, 2015. As of the Effective Time of the Reorganization, the Acquiring Portfolio shall have received a certificate from the Merging Portfolio satisfactory in form and substance to the Acquiring Portfolio indicating that the Merging Portfolio has met the terms stated in this Section.

(b)    Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(c)    Tax Opinion. The Acquiring Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Acquiring Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Acquiring Portfolio and the shareholders of the Acquiring Portfolio. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Portfolio in connection with the Reorganization, and on such other written representations as the Merging Portfolio and the Acquiring Portfolio will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes, and while the matter is not entirely free from doubt:

(i)
The transfer of all of the assets of the Merging Portfolio in exchange for shares of the Acquiring Portfolio will be a taxable sale of all of the assets of the Merging Portfolio for their fair market value.

(ii)
Assuming each shareholder’s Policy is treated as a variable annuity for federal income tax purposes, none of the owners of Policies for which either the Merging Portfolio or the Acquiring Portfolio serves as an investment option will recognize taxable income, gains or losses for federal income tax purposes upon closing of the Reorganization.

(d)    Opinion of Counsel. The Acquiring Portfolio shall have received the opinion of counsel for the Merging Portfolio, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Acquiring Portfolio, to the effect that:

(i)     CVP is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii)     The Merging Portfolio is a series of CVP; and

(iii)     The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of CVP, and the Plan has been duly executed and delivered by CVP on behalf of the Merging Portfolio and, assuming due authorization, execution, and delivery of the Plan by CVP on behalf of the Acquiring Portfolio, is a valid and binding obligation of CVP and its series, the Merging Portfolio.

9.	CONDITIONS TO OBLIGATIONS OF THE MERGING PORTFOLIO

The obligations of the Merging Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)     Shareholder Approval. The Plan shall have been approved by the affirmative vote of a majority of the outstanding voting securities of the Merging Portfolio as required by the Act. This means that the Plan must be approved by the lesser of: (i) 67% of the shares of the Merging Portfolio entitled to vote and present at a meeting if the holders of more than 50% of the outstanding shares entitled to vote are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Merging Portfolio entitled to vote.

(b)     Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, the Acquiring Portfolio shall have complied with each of its responsibilities under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of the Acquiring Portfolio since December 31, 2015. As of the Effective Time of the Reorganization, the Merging Portfolio shall have received a certificate from the Acquiring Portfolio satisfactory in form and substance to the Merging Portfolio indicating that the Acquiring Portfolio has met the terms stated in this Section.

(c)     Regulatory Approval. The Registration Statement referred to in Section 6(j) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(d)    Tax Opinion. The Merging Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Merging Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Merging Portfolio and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Portfolio in connection with the Reorganization, and on such other written representations as the Merging Portfolio and the Acquiring Portfolio will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes, and while the matter is not entirely free from doubt:

(i)
The transfer of all of the assets of the Merging Portfolio in exchange for shares of the Acquiring Portfolio will be a taxable sale of all of the assets of the Merging Portfolio for their fair market value.

(ii)
Assuming each shareholder’s Policy is treated as a variable annuity for federal income tax purposes, none of the owners of Policies for which either the Merging Portfolio or the Acquiring Portfolio serves as an investment option will recognize taxable income, gains or losses for federal income tax purposes upon closing of the Reorganization.

(e)     Opinion of Counsel. The Merging Portfolio shall have received the opinion of counsel for the Acquiring Portfolio, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Merging Portfolio, to the effect that:

(i)     CVP is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii)     The Acquiring Portfolio is a series of CVP;

(iii)     The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of CVP, and the Plan has been duly executed and delivered by CVP on behalf of the Acquiring Portfolio and, assuming due authorization, execution, and delivery of the Plan by CVP on behalf of the Merging Portfolio, is a valid and binding obligation of CVP and its series, the Acquiring Portfolio; and

(iv)     the Acquiring Portfolio Shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan and CVP’s Articles of Incorporation and By-Laws will be legally issued, fully paid and non-assessable shares of common stock of the Acquiring Portfolio.

10.     AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS,
WARRANTIES AND REPRESENTATIONS

(a)     The parties hereto may, by agreement in writing authorized by the Board of Directors of each party, amend the Plan at any time before or after approval of the Plan by shareholders of the Merging Portfolio, but after such approval, no amendment shall be made that materially changes the terms of this Agreement.

(b)     At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c)      The Merging Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of the Acquiring Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Acquiring Portfolio.

(d)      the Acquiring Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Merging Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of the Merging Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Merging Portfolio.

(e)     The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of the Merging Portfolio, without liability on the part of either party hereto or its respective Directors, officers, or shareholders, and shall be terminated without liability as of the close of business on December 31, 2016, if the Effective Time of the Reorganization is not on or prior to such date.

(f)     No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11.    EXPENSES

The Merging Portfolio will bear the expenses incurred in connection with this Reorganization.

12.    GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, the Merging Portfolio and the Acquiring Portfolio have caused the Plan to be executed on their behalf by their respective President, Vice President or Treasurer, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

CALVERT VARIABLE PRODUCTS, INC.,
on behalf of Calvert VP Natural Resources Portfolio
Attest:
By:    /s/ Andrew K. Niebler         By:    /s/ John H. Streur
Name:    Andrew K. Niebler    Name:    John H.Streur
Title:    Assistant Secretary    Title:    President
CALVERT VARIABLE PRODUCTS, INC.,
on behalf of Calvert VP Russell 2000 Small Cap Index Portfolio
Attest:
By:    /s/ Andrew K. Niebler        By:    /s/ Vicki Benjamin
Name:    Andrew K. Niebler    Name:    Vicki Benjamin
Title:    Assistant Secretary    Title:    Treasurer

THANK YOU FOR VOTING PROMPTLY!

PART B

Acquisition of the Assets and Assumption of the Liabilities of the		By and in Exchange for

CALVERT VP SRI LARGE CAP CORE PORTFOLIO	è	CALVERT VP S&P 500 INDEX PORTFOLIO

CALVERT VP NATURAL RESOURCES PORTFOLIO	è	CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO

(Each a series of Calvert Variable Products, Inc., 4550 Montgomery Avenue, Suite 1000N Bethesda, Maryland 20814 800-368-2745)

STATEMENT OF ADDITIONAL INFORMATION

July 22, 2016
This Statement of Additional Information (the “Reorganization SAI”) is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement dated July 22, 2016 (the “Prospectus/Proxy Statement”) of Calvert VP SRI Large Cap Core Portfolio (“Calvert Large Cap”), Calvert VP Natural Resources Portfolio (“Calvert Natural Resources”), Calvert VP S&P 500 Index Portfolio (“Calvert S&P 500 Index”) and Calvert VP Russell 2000 Small Cap Index Portfolio (“Calvert Russell 2000 Index”), each a series of Calvert Variable Products, Inc. (“CVP”). The Prospectus/Proxy Statement was filed with the Securities and Exchange Commission on July 14, 2016 (CVP Registration Statement on Form N-14, File No. 333-212009) and is available upon request and without charge by writing to CVP, 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, or by calling 1-800-368-2745. Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus/Proxy Statement.
This Reorganization SAI relates to (i) the proposed transfer of the assets of Calvert Large Cap to Calvert S&P 500 Index and the assumption by Calvert S&P 500 Index of the liabilities of Calvert Large Cap in exchange for shares of common stock, par value $0.10, of Calvert S&P 500 Index, which shares will be distributed to holders of shares of Calvert Large Cap in complete liquidation of Calvert Large Cap, and (ii) the proposed transfer of the assets of Calvert Natural Resources to Calvert Russell 2000 Index and the assumption by Calvert Russell 2000 Index of the liabilities of Calvert Natural Resources in exchange for Class I shares of common stock, par value $0.10, of Calvert Russell 2000 Index, which shares will be distributed to holders of shares of Calvert Natural Resources in complete liquidation of Calvert Natural Resources (each of (i) and (ii), a “Reorganization”).
This Reorganization SAI contains additional information which may be of interest to shareholders of Calvert Large Cap and Calvert Natural Resources but which is not included in the Prospectus/Proxy Statement relating to the Reorganizations. This Reorganization SAI consists of the information set forth below pertaining to the Calvert Large Cap, Calvert Natural Resources, Calvert S&P 500 Index, and Calvert Russell 2000 Index, and the following described documents, each of which is incorporated herein by reference:

1.
Prospectus of CVP relating to Calvert Large Cap dated May 1, 2016, filed with the Securities and Exchange Commission on April 28, 2016 (CVP, Post-Effective Amendment No. 85 to its Registration Statement on Form N-1A, File No. 002-90309);

2.
Prospectus of CVP relating to Calvert Natural Resources, Calvert S&P 500 Index, and Calvert Russell 2000 Index dated May 1, 2016, filed with the Securities and Exchange Commission on April 28, 2016 (CVP, Post-Effective Amendment No. 85 to its Registration Statement on Form N-1A, File No. 002-90309);

3.
Statement of Additional Information of CVP relating to Calvert Large Cap, Calvert Natural Resources, Calvert S&P 500 Index and Calvert Russell 2000 Index dated May 1, 2016, filed with the Securities and Exchange Commission on April 28, 2016 (CVP, Post-Effective Amendment No. 85 to its Registration Statement on Form N-1A, File No. 002-90309);

4.
Annual Reports to Shareholders of Calvert VP SRI Large Cap Value Portfolio (the predecessor to Calvert Large Cap), Calvert Natural Resources, Calvert S&P 500 Index, and Calvert Russell 2000 Index for the year ended December 31, 2015, containing historical financial information relating to Calvert Large Cap, Calvert Natural Resources, Calvert S&P 500 Index and Calvert Russell 2000 Index, filed with the Securities and Exchange Commission on March 7, 2016 (Calvert Variable Products, Inc., Form N-CSR, File No. 811-04000). The Annual Report was sent to variable life insurance policyholders and variable annuity contract owners on or about February 29, 2016.

Pro Forma Financial Information for the Period Ending December 31, 2015

•	Combination of Calvert Large Cap into Calvert S&P 500 Index
          The unaudited pro forma information provided herein should be read in conjunction with the Annual Report of Calvert Large Cap and Calvert S&P 500 Index dated December 31, 2015, which is on file with the SEC and is available at no charge.
          The unaudited pro forma information set forth below for the period ended December 31, 2015 is intended to present ratios and supplemental data as if the merger of Calvert Large Cap (the “Merging Portfolio”) into Calvert S&P 500 Index (the “Acquiring Portfolio” and, together with Calvert Large Cap, the “Portfolios”) had been consummated at January 1, 2015. The merger is intended to consolidate the Merging Portfolio with a similar fund advised by Calvert Investment Management, Inc. ("CIM"). The Acquiring Portfolio is subadvised by Ameritas Investment Partners, Inc., an affiliate of CIM.
          The Portfolios have the same fund recordkeeping services agent, investment advisor, administrator, fund accounting agent and custodian. Each of such service providers has entered into an agreement with the Portfolios which governs the provision of services to the Portfolios. Such agreements contain the same terms with respect to each Portfolio except for the investment advisory contract. The Merging Portfolio’s investment advisory fees are 0.50% of average daily net assets. The Acquiring Portfolio’s investment advisory fee is 0.25% of average daily net assets.
          As of December 31, 2015, the net assets of (i) the Merging Portfolio were $78,965,827 and (ii) the Acquiring Portfolio were $347,965,242. The net assets of the combined portfolio as of December 31, 2015 would have been $426,855,069. As of December 31, 2015, the shares outstanding and Net Asset Value of (i) the Merging Portfolio were 955,598 and $82.63, respectively, and (ii) the Acquiring Portfolio were 3,104,954 and $112.07, respectively. The shares outstanding and Net Asset Value of the combined portfolio as of December 31, 2015 would have been 3,808,887 and $112.07, respectively. As of December 31, 2015, 703,933 shares of the Acquiring Portfolio (valued at $78,889,827) would have been issued in exchange for the 955,598 shares outstanding of the Merging Portfolio.
          On a pro forma basis for the twelve months ended December 31, 2015, the proposed reorganization would result in a decrease of $441,925 in the investment advisory fees charged, no change in the administrative services fees charged and a decrease in other operating expenses (including custody fees and audit fees) of $13,300.
The Merging Portfolio’s net annualized portfolio operating expenses were 0.78% as of December 31, 2015. The Acquiring Portfolio’s net annualized portfolio operating expenses were 0.42% as of December 31, 2015. The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2018 for the Acquiring Portfolio to 0.40%. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Directors of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders. The Advisor is not entitled to recapture any fees that the Advisor waived or Fund expenses that the Advisor reimbursed for prior years in which such fee waivers and expense reimbursements were incurred.

The estimated reorganization expenses are $55,000. The Merging Portfolio is responsible for the payment of expenses incurred in connection with the reorganization. However, the Merging Portfolio is subject to a contractual expense limitation and the gross expense ratio of the Merging Portfolio is higher than the expense limitation.  Therefore, the reorganization expenses will effectively be borne by Calvert Investment Management, Inc.
          No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.
          Securities held by the Merging Portfolio may have to be sold in connection with the merger for the purpose of complying with the investment policies or limitations of the Acquiring Portfolio. It is estimated that approximately 73% of the Merging Portfolio will be sold and reinvested in securities in the S&P 500 Index that the Merging Portfolio does not currently hold.  Based on the Merging Portfolio’s net assets as of May 31, 2016, approximately $57.3 million of the Portfolio will be sold. The repositioning of these securities will cause the Merging Portfolio and/or the Acquiring Portfolio to incur approximately $21,000 in transaction costs.
The portion of Calvert Large Cap that is expected to be liquidated is based on a comparison of the securities held in the portfolio as compared to the securities held in Calvert S&P 500 Index as of May 31, 2016. Any security that was held in Calvert Large Cap and not in Calvert S&P 500 Index was counted as a full sale of the position, and any security with respect to which the position weight of the security in Calvert Large Cap exceeded the position weight of the security in Calvert S&P 500 Index was considered to be a partial sell with respect to the excess position weight of that security. The objective in selling these securities held in Calvert Large Cap is to invest the proceeds in equity securities of companies that comprise the S&P 500 Index in order to enable Calvert S&P 500 Index to minimize its tracking error to the S&P 500 Index, which is its primary benchmark.
          The merger is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Merging Portfolio or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Portfolio shares received by the shareholders of the Merging Portfolio will be the same as the aggregate tax basis the shareholders of the Merging Portfolio held in their shares of the Merging Portfolio immediately before the merger.

•	Combination of Calvert Natural Resources into Calvert Russell 2000 Index
    The unaudited pro forma information provided herein should be read in conjunction with the Annual Report of Calvert Natural Resources and Calvert Russell 2000 Index dated December 31, 2015, which is on file with the SEC and is available at no charge.
              The unaudited pro forma information set forth below for the period ended December 31, 2015 is intended to present ratios and supplemental data as if the merger of Calvert Natural Resources (the “Merging Portfolio”) into Calvert Russell 2000 Index Class I (the “Acquiring Portfolio” and, together with Calvert Natural Resources, the “Portfolios”) had been consummated at January 1, 2015. The merger is intended to consolidate the Merging Portfolio with a similar fund advised by Calvert Investment Management, Inc. ("CIM"). The Portfolios are each subadvised by Ameritas Investment Partners, Inc., an affiliate of CIM.
              The Portfolios have the same fund recordkeeping services agent, investment advisor, investment subadvisor, administrator, fund accounting agent and custodian. Each of such service providers has entered into an agreement with the Portfolios which governs the provision of services to the Portfolios. Such agreements contain the same terms with respect to each Portfolio except for the investment advisory contract. The Merging Portfolio’s investment advisory fees are 0.55% of average daily net assets. The Acquiring Portfolio’s investment advisory fee is 0.35% of average daily net assets.
              As of December 31, 2015, the net assets of: (i) the Merging Portfolio were $46,091,599 and (ii) the Acquiring Portfolio were $119,673,853. The net assets of the combined portfolio as of December 31, 2015 would have been $165,678,452. As of December 31, 2015, the shares outstanding and Net Asset Value of (i) the Merging Portfolio were 1,435,034 and $32.12, respectively, and (ii) the Acquiring Portfolio were 1,716,584 and $69.72, respectively. The shares outstanding and Net Asset Value of the combined portfolio as of December 31, 2015 would have been 2,376,432 and $69.72, respectively. As of December 31, 2015, 659,848 shares of the Acquiring Portfolio (valued at $46,004,599) would have been issued in exchange for the 1,435,034 shares outstanding of the Merging Portfolio.

              On a pro forma basis for the twelve months ended December 31, 2015, the proposed reorganization would result in a decrease of $110,181 in the investment advisory fees charged, no change in the administrative services fees charged and a decrease in other operating expenses (including custody fees and audit fees) of $33,043.
    The Merging Portfolio’s net annualized portfolio operating expenses were 0.79% as of December 31, 2015. The Acquiring Portfolio’s net annualized portfolio operating expenses were 0.74% as of December 31, 2015. The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2018 for the Acquiring Portfolio to 0.53%. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Directors of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders. The Advisor is not entitled to recapture any fees that the Advisor waived or Fund expenses that the Advisor reimbursed for prior years in which such fee waivers and expense reimbursements were incurred.
    The estimated reorganization expenses are $55,000. The Merging Portfolio is responsible for the payment of expenses incurred in connection with the reorganization. However, the Merging Portfolio is subject to a contractual expense limitation and the gross expense ratio of the Merging Portfolio is higher than the expense limitation.  Therefore, the reorganization expenses will effectively be borne by Calvert Investment Management, Inc.
              No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.
              Securities held by the Merging Portfolio may have to be sold in connection with the merger for the purpose of complying with the investment policies or limitations of the Acquiring Portfolio. It is estimated that approximately 100% of the Merging Portfolio will be sold and reinvested in securities in the Russell 2000 Index that the Merging Portfolio does not currently hold.  Based on the Merging Portfolio’s current net assets as of May 31, 2016, approximately $38.7 million of the Portfolio will be sold. The repositioning of these securities will cause the Merging Portfolio and/or the Acquiring Portfolio to incur approximately $32,000 in transaction costs.
              The merger is expected to be a taxable transaction for federal income tax purposes, but shareholders of Calvert Natural Resources are not expected to incur any taxes as a result of the transaction because the stock of each Portfolio is held in separate accounts that are allocated to variable insurance products. This means that no gain or loss will be recognized by the shareholders of the Portfolios as a result of the merger. The aggregate tax basis of the Calvert Russell 2000 Index shares received by the shareholders of the Calvert Natural Resources will be the fair market value of such Calvert Russell 2000 Index shares.
Accounting Survivors. Each of Calvert S&P 500 Index and Calvert Russell 2000 Index is deemed to be the “accounting survivor” in connection with the related Reorganization.
Cost of Reorganization. In accordance with each Reorganization Plan, the Merging Portfolios are responsible for the payment of expenses incurred in connection with the applicable Reorganization. The estimated aggregate Reorganization expenses for the Large Cap Reorganization and the Natural Resources Reorganization are $55,000 and $55,000, respectively. These expenses cover all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection with the applicable Reorganization. Expenses of each of the reorganizations will effectively be borne by CIM because the expense ratios for Calvert Large Cap and Calvert Natural Resources, as of May 31, 2016, exceed the applicable expense limitation of each respective Portfolio. The expenses described above do not include the transaction costs associated with repositioning each Merging Portfolio's securities. The portfolio repositioning costs associated with selling Merging Portfolio securities and buying Acquiring Portfolio securities are estimated to be $21,000 and $32,000 for Calvert Large Cap and Calvert Natural Resources, respectively. These costs are excluded from the Portfolios' contractual expense limitation and will ultimately be borne by shareholders invested in either the Merging Portfolios or the Acquiring Portfolios. See “Synopsis - Investment Objectives and Principal Investment Strategies - Sale of Merging Fund Securities” in the Prospectus/Proxy Statement relating to the Reorganizations.
Capital Loss Carryforwards. Net realized capital loss carryforwards for federal income tax purposes of $4,860,481 and $3,201,024 in Calvert Large Cap at December 31, 2015 may be utilized to offset future capital gains until expiration in December 2017 and December 2018, respectively.

Net realized capital loss carryforwards for federal income tax purposes as of December 31, 2015 were $1,785,381 (short-term losses) and $1,130,535 (long-term losses) for Calvert Natural Resources and have no expiration.